                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12

                                  GENCORP INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                                  GENCORP INC.
               P.O. BOX 537012, SACRAMENTO, CALIFORNIA 95853-7012

                               ------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                               ------------------

To the Shareholders of      March 8, 2002
         GenCorp Inc.:  Sacramento, California

  The Annual Meeting of Shareholders of GENCORP INC. (the "Company") will be held at the Hyatt Regency Sacramento, 1209 L Street, Sacramento, California 95814, on March 27, 2002 at 9 o'clock a.m. local time to consider and act on the following matters:

          1. Election of three Directors to serve a term of three years. (page
     2)

          2. Ratification of the Board of Directors' selection of Ernst & Young LLP as independent auditors to audit the books of account and other corporate records of the Company for fiscal 2002. (page 26)

          3. Such other matters as may properly come before the meeting or any adjournments thereof.

  The Board of Directors has fixed the close of business on February 11, 2002 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

    THE COMPANY HAS A GREAT NUMBER OF SHAREHOLDERS ENTITLED TO VOTE AT THE ANNUAL MEETING WHO OWN FEWER THAN 100 SHARES. WHETHER YOU OWN ONE SHARE OR HUNDREDS OF SHARES, YOUR VOTE IS IMPORTANT. THEREFORE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO PROMPTLY VOTE VIA TELEPHONE OR INTERNET BY FOLLOWING INSTRUCTIONS ON THE ENCLOSED PROXY CARD OR BY SIGNING, DATING AND RETURNING THE ENCLOSED PROXY CARD. A RETURN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES, IS ENCLOSED FOR THE CONVENIENCE OF THOSE WHO WISH TO VOTE BY MAIL.

                                            By Order of the Board of Directors,
                                            WILLIAM R. PHILLIPS, Secretary

                                 ANNUAL MEETING

                                       OF

                                  GENCORP INC.
               P.O. BOX 537012, SACRAMENTO, CALIFORNIA 95853-7012

                               ------------------

                                PROXY STATEMENT

                                                                   March 8, 2002

  This Proxy Statement is being mailed to shareholders beginning on or about March 8, 2002 in connection with the solicitation by the Company, on behalf of its Board of Directors, of proxies to be used at the Annual Meeting of Shareholders of the Company which is to be held on March 27, 2002 at the Hyatt Regency Sacramento, 1209 L Street, Sacramento, California 95814, at 9:00 o'clock a.m. local time, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

  If the accompanying form of proxy is voted via telephone, Internet or United States mail returned to the Company's transfer agent, The Bank of New York, it will be voted, but it may be revoked at any time before it is voted. Shares in respect of which a proxy or other instruction is not received by the Bank prior to the meeting will not be voted. The presence of a shareholder at the meeting does not automatically revoke any proxy previously given. A shareholder, without affecting any vote previously taken, may revoke his or her proxy by giving notice to the Company in writing or at the meeting.

  Any shares held for the account of a shareholder participating in the GenCorp dividend reinvestment program will be voted in accordance with the participant's instructions given via telephone or Internet or set forth in the proxy returned by mail to the Bank in respect of the shares which the shareholder holds of record. If a proxy in respect of the shares which the shareholder holds of record is not voted via telephone or Internet or is not returned to the Bank, the shareholder's dividend reinvestment program shares will not be voted.

  The Trustees for the Company's retirement savings plans, Fidelity Management Trust Company and Canadian Western Trust Company, will each vote any shares held for participants' accounts in accordance with the confidential voting instructions returned by the participants to the Trustees, c/o The Bank of New York. (Note: Shares held in the GenCorp Canada Retirement Savings Plan cannot be voted electronically.) If such confidential voting instructions are not returned, the participants' shares will be voted by Canadian Western Trust Company in accordance with the instructions of the Benefits Management Committee for the plans, and by Fidelity Management Trust Company in the same proportions as those shares which have been voted by participants.

  A copy of the Company's 2001 Annual Report, including financial statements, is enclosed in the envelope with this Proxy Statement.

  At the close of business on February 11, 2002, there were 43,108,412 outstanding shares of Common Stock and no outstanding shares of Cumulative Preference Stock of the Company. Holders of outstanding shares of Common Stock are entitled to one vote for each full share held on the February 11, 2002 record date.

                      NOMINATION AND ELECTION OF DIRECTORS

  The Company's Code of Regulations provides for a Board of not less than seven nor more than seventeen directors, and authorizes the Board to determine from time to time the number of directors within that range that will constitute the Board by the affirmative vote of a majority of the members then in office. The Board has set the number of directors currently constituting the Board at nine. Additionally, the Company's Articles of Incorporation require that the Board of Directors be divided into three classes having staggered three-year terms.

  On November 14, 2001, the Board appointed James J. Didion a Director of the Company, effective January 2, 2002. Mr. Didion is a nominee for election at this annual meeting. The Board has set the number of directors to be elected at this annual meeting at three, and recommends the election of its three nominees named below.

  Abstentions and non-votes are counted as present for purposes of determining whether a quorum is present at the meeting. Directors are elected by a plurality of the votes cast. Votes cast for a nominee will be counted in favor of election. Withheld votes and broker non-votes will not count either in favor of, or against, election of a nominee. It is the intention of the persons named in the accompanying form of proxy, unless authorization to do so is withheld, to vote for the election of the Board's three nominees. Proxies cannot be voted for a greater number of persons than the number of directors set by the Board for election. If, prior to the meeting, a nominee becomes unable to serve as a director for any reason, the proxyholders reserve the right to substitute another person of their choice in such nominee's place and stead. It is not anticipated that any nominee will be unavailable for election.

  The Company has no provision for cumulative voting in the election of directors. Holders of Common Stock are, therefore, entitled to cast one vote for each share held on the February 11, 2002 record date for up to three candidates for election as director.

  The information concerning Directors and Nominees set forth below is given as of December 31, 2001 unless stated otherwise. Each nominee for election and each director continuing in office has had the same principal occupation or employment during the past five years unless otherwise indicated.

NOMINEES FOR ELECTION AT THIS MEETING TO THREE-YEAR TERMS EXPIRING IN MARCH
2005:

JAMES J. DIDION
New Nominee - Appointed effective January 2, 2002

Chairman of the Board of CB Richard Ellis, Inc., Los Angeles, California (a real estate firm) from 1987 until retirement in July 2001. Also served as Chief Executive Officer from 1987 to 1999, and held various other management positions within CB Richard Ellis (formerly known as Coldwell Banker & Company), from 1962 to 1987. Member of the Corporate Governance and Environmental/Government Issues Committee and the Finance Committee since January 30, 2002. Age 62.

WILLIAM K. HALL
Director since 1995

Chairman and Chief Executive Officer of Procyon Technologies, Inc., Chicago, IL (global distributor of aerospace/defense products) since October 2000. Previously Executive Consultant & retired Chairman of Falcon Building Products, Inc., Chicago, IL (manufacturer of building products) from

December 1999 until June 2000 (Chairman and Chief Executive Officer from 1997 until December 1999 and President and Chief Executive Officer from 1994 to
1997). Previously President and Chief Executive Officer of Eagle Industries, Inc., Chicago, IL (diversified manufacturing company) from 1988 until 1997. Director of A. M. Castle & Co., Franklin Park, IL, Kansas City Power & Light Corporation, Kansas City, KS and Actuant Corporation, Glendale, WI. Chairman of the Organization & Compensation Committee and member of the Audit Committee of the Board. Age 58.

DR. SHEILA E. WIDNALL
Director since 1999

Institute Professor at the Massachusetts Institute of Technology since 1998, and a member and current Vice President of the National Academy of Engineering. Secretary of the United States Air Force from August 1993 until October 1997. Member of the Organization & Compensation Committee and the Corporate Governance and Environmental/Government Issues Committee of the Board. Age 63.

DIRECTORS WHOSE TERMS CONTINUE UNTIL MARCH 2003:

J. GARY COOPER
Director since 1998

Chairman and Chief Executive Officer of Commonwealth National Bank, Mobile, AL (a commercial bank) since January 1998. United States Ambassador to Jamaica from November 1994 until November 1997. Previously Senior Vice President, David Volkert and Associates (engineering and architectural firm) from 1992 until 1994. Assistant Secretary of the United States Air Force for Manpower, Reserve Affairs, Installations and the Environment from 1989 to 1992. Active and reserve duty, United States Marine Corps until 1996. Major General, United States Marine Corps Reserve. Chairman of the Corporate Governance and Environmental/ Government Issues Committee and member of the Audit Committee of the Board. Age 65.

JAMES M. OSTERHOFF
Director since 1990

Executive Vice President and Chief Financial Officer of US WEST Inc., Englewood, CO (communications company) from 1991 until retirement in 1995. Previously Vice President, Chief Financial Officer of Digital Equipment Corporation, Maynard, MA (computer systems, software and services company). Chairman of the Audit Committee and member of the Finance Committee of the Board. Member of the Organization & Compensation Committee of the Board until January 30, 2002. Age 65.

STEVEN G. ROTHMEIER
Director since 2000

Chairman and Chief Executive Officer of Great Northern Capital, St. Paul, MN (an investment management, consulting and merchant banking firm) since 1993. Director of Department 56, Inc., Eden Prairie, MN; Precision Castparts, Inc., Portland, OR; and Waste Management, Inc., Houston, TX. Member of the Audit and Finance Committees of the Board. Age 55.

DIRECTORS WHOSE TERMS CONTINUE UNTIL MARCH 2004:

J. ROBERT ANDERSON
Director since 2001

Vice Chairman, Chief Financial Officer and member of the Board of Directors of the Grumman Corporation, Long Island, NY (aircraft and defense manufacturer) from 1991 until retirement in 1994. Active in various business, civic and philanthropic organizations. Director of Inter-Tel, Inc., Phoenix, AZ. Member of the Corporate Governance and Environmental/Government Issues Committee, member of the Organization & Compensation Committee since January 30, 2002 and member of the Finance Committee until January 30, 2002. Age 65.

IRVING GUTIN
Director since 1999

Senior Vice President of Tyco International (U.S.), Ltd., Exeter, NH (Diversified manufacturing holding company) and head of Tyco's Mergers and Acquisitions group since 1979. Chairman of the Finance Committee and member of the Organization & Compensation Committee of the Board. Age 69.

ROBERT A. WOLFE
Director since 1999

Chairman, Chief Executive Officer and President of the Company since October 1, 1999. Previously Vice President of the Company and President of Aerojet-General Corporation (a subsidiary of the Company) from September 1, 1997 until October 1999. Previously Executive Vice President of the Pratt & Whitney Group, a division of United Technologies during 1997; President, Pratt & Whitney Aircraft's Large Commercial Engines business from 1994 until 1997, and Senior Vice President, Pratt & Whitney's Commercial Engine Management for Latin and North America from 1992 to 1994. Member of the Finance Committee of the Board. Age 63.

               HOLDINGS OF SHARES OF THE COMPANY'S CAPITAL STOCK

SECURITY OWNERSHIP OF MANAGEMENT

  The following table lists share ownership of the Company's Common Stock by directors and executive officers of the Company as of February 25, 2002, except as noted in footnote 3 below. Unless otherwise indicated, share ownership is direct.

                                                               AMOUNT OF
                                                               BENEFICIAL            PERCENT
                   BENEFICIAL OWNER                           OWNERSHIP(6)           OF CLASS
---------------------------------------------------------------------------------------------
J. Robert Anderson                                                 1,000                 --
J. Gary Cooper                                                     1,917                 --
James J. Didion                                                      500                 --
Irving Gutin                                                       1,270                 --
William K. Hall                                                    4,837(1)              --
James M. Osterhoff                                                 5,749(1)              --
Steven G. Rothmeier                                                3,250                 --
Sheila E. Widnall                                                  1,270                 --
Robert A. Wolfe                                                  638,121(2)(3)         1.48%
William R. Phillips                                              226,387(2)(3)(4)        --
Terry L. Hall                                                    196,326(2)(3)           --
Michael F. Martin                                                117,591(2)(3)           --
Samuel W. Harmon                                                 164,103(3)(5)           --
Carl B. Fischer                                                  233,801(3)(5)           --
All directors and executive officers as a group                1,561,235(2)(3)         3.62%
  (18 persons, excluding Messrs. Harmon and Fischer)(5)

---------------

(1) Shares held indirectly through the William K. Hall trust and the James M. Osterhoff trust, respectively.

(2) Includes shares subject to stock options which may be exercised within 60 days of February 25, 2002 as follows: Mr. Wolfe, 373,860 shares; Mr. Phillips, 148,192 shares; Mr. Martin, 68,905 shares; Mr. Hall, 91,404 shares and all executive officers as a group, 898,006 shares. Nonemployee directors currently do not hold options exercisable within 60 days of February 25, 2002.

(3) Includes the approximate number of shares credited to the individual's account as of February 11, 2002 under the GenCorp Retirement Savings Plan and restricted shares granted under the 1999 Equity and Performance Incentive Plan. See page 12.

(4) As a consequence of Mr. Phillips election to retire under the 2001 GenCorp Voluntary Enhanced Retirement Program, 33,750 unvested restricted shares included in total beneficial ownership will be forfeited in December 2002.

(5) As of February 25, 2002, Messrs. Harmon and Fischer were no longer executive officers of the Company. Mr. Harmon elected early retirement in December 2001 under the Voluntary Enhanced Retirement Program and Mr. Fischer terminated his employment October 19, 2001 upon sale of Aerojet Electronics to Northrop Grumman Systems Corporation ("Northrop Grumman"). Although they were no longer executive officers of the Company at February 25, 2002, GenCorp records indicate that Mr. Harmon still beneficially owned 164,103 shares and Mr. Fischer still beneficially owned 233,801 shares at such date.

(6) Totals do not reflect shares that will result from reinvestment of the dividend payable February 28, 2002.

               COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

  Based solely upon a review of reports of ownership, reports of changes of ownership and written representations under Section 16(a) of the Securities Exchange Act of 1934 which were furnished to the Company during or with respect to 2001 by persons who were, at any time during 2001, directors or officers of the Company or beneficial owners of more that 10% of the outstanding shares of Common Stock, no such person failed to file on a timely basis any report required by such section during 2001, except J. Robert Anderson who had a late filing of Form 3 due to international travel.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

  The following table lists the only persons believed by the Company to be the beneficial owners of more than five percent of the 43,123,412 shares of the Company's Common Stock outstanding as of January 31, 2002. The dates applicable to the beneficial ownership indicated are set forth in the footnotes below.

                                                                  SHARES            PERCENT
                     BENEFICIAL OWNER                       BENEFICIALLY OWNED      OF CLASS
--------------------------------------------------------------------------------------------
Gabelli Asset Management Inc.                                   7,045,212             16.3(1)
  One Corporate Center
  Rye, NY 10580
GenCorp employee savings plans                                  4,990,398             11.6(2)
  c/o Fidelity Management Trust Company
  82 Devonshire Street
  Boston, MA 02109
FMR Corp.                                                       3,339,000              7.8(3)
  82 Devonshire Street
  Boston, MA 02109
Putnam Investments, LLC                                         2,619,700              6.1(4)
  One Post Office Square
  Boston MA 02109

---------------

(1) Mario J. Gabelli, through the Gabelli Foundation, Inc., as to 2,625 shares and through and shared with various entities affiliated with Gabelli Asset Management Inc. as to the balance of the shares, has sole investment discretion with respect to all shares, sole voting discretion with respect to 7,025,212 shares, and no voting discretion with respect to 20,000 shares according to Amendment No. 34 to Schedule 13D dated May 24, 2001 and filed with the Securities and Exchange Commission.

(2) Shares held at December 31, 2001 by Fidelity Management Trust Company, the Trustee for the GenCorp Retirement Savings Plan and the Aerojet Fine Chemicals LLC Retirement Savings Plan. Shares are voted by the Trustee in accordance with instructions of the participating employees to whose accounts such shares are allocated, except that shares for which no employee instructions are received and shares held for the plans which have not been allocated to participants' accounts are voted by the Trustee in the same proportions as those shares which have been voted by participants.

(3) FMR reported that it had sole dispositive power with respect to all such shares and no voting power in Amendment No. 6 to Schedule 13G dated February 14, 2001 and filed with the Securities and Exchange Commission.

(4) Putnam Investments, LLC reported that through its wholly owned investment advisors Putnam Investment Management, LLC and the Putnam Advisory Company, LLC, it had shared dispositive power with respect to all shares, shared power to vote 626,500 shares, and sole voting authority over none of the shares in a Schedule 13G dated February 13, 2001 and filed with the Securities and Exchange Commission.

                   BOARD OF DIRECTORS MEETINGS AND COMMITTEES

MEETINGS OF THE BOARD

  The Company's Board of Directors held ten meetings during the 2001 fiscal year.

ORGANIZATION & COMPENSATION COMMITTEE

  The Organization & Compensation Committee periodically reviews the organization of the Company and its management, including major changes in the organization of the Company and the responsibility of management as proposed by the Chief Executive Officer; monitors executive development and succession planning, reviews the effectiveness and performance of senior management and makes recommendations to the Board concerning the appointment and removal of officers; periodically reviews the compensation philosophy, policies and practices of the Company and makes recommendations to the Board concerning major changes, as appropriate; annually reviews changes in the Company's employee benefit, savings and retirement plans and reports thereon to the Board; administers the Company's incentive and deferred compensation plans; and approves, and in some cases recommends to the Board of Directors for approval, the compensation of employee-directors, officers, and principal executives of the Company. Six meetings were held during fiscal 2001. Additional information regarding the Organization & Compensation Committee begins on page 20. Current members of the Organization & Compensation Committee are: William K. Hall, Chairman, J. Robert Anderson, Irving Gutin and Sheila E. Widnall, all of whom are independent outside directors.

AUDIT COMMITTEE

  The Audit Committee reviews and evaluates the scope of the audits to be performed, the adequacy of services performed by, and the fees and compensation of the independent auditors. The Committee also reviews the Company's audited financial statements with management and with the Company's independent auditors and recommends approval of the audited financial statements to the Board of Directors before publication in the Annual Report on Form 10-K; reviews and considers matters which may have a bearing upon continuing auditor independence; considers and recommends to the Board of Directors the selection of the independent auditors to examine the consolidated financial statements of the Company for the next year; reviews and evaluates the scope and appropriateness of the Company's internal audit function and plans and its system of internal control; reviews and evaluates the appropriateness of the Company's accounting principles and practices and financial reporting and receives periodic reports from the Internal Audit and Law Departments on a number of matters, including compliance with the Company's Policy on Legal and Ethical Conduct. Four meetings were held during fiscal 2001. The complete text of the Audit Committee Charter is included in Appendix A to this Proxy Statement. Current members of the Audit Committee are: James M. Osterhoff, Chairman, J. Gary Cooper, William K. Hall and Steven G. Rothmeier, all of whom are independent outside directors. The Report of the Audit Committee for fiscal year 2001 appears on page 25.

EXECUTIVE COMMITTEE

  GenCorp's Amended Code of Regulations provides that the directors may appoint an Executive Committee which, during the intervals between meetings of the Board of Directors (unless restricted by resolution of the Board) may exercise, under the control and direction of the Board, all of the powers of the Board of Directors in the management and control of the business of the Company. The Board decided in October 1999 that it would dissolve the Executive Committee until the number of directors increased, and that until such time, if required, special meetings of the full Board would be called to act between regularly scheduled Board meetings. Four of the ten Board meetings reported above during 2001 were such special meetings.

FINANCE COMMITTEE

  The Finance Committee makes recommendations to the Board in regard to planning of the Company with respect to its capital structure and raising of its long-term capital and with regard to dividend action of the Company; reviews the performance and management of the Company's employee benefit funds; and makes recommendations to the Board in regard to contributions to any pension plan, profit sharing, retirement or savings plan of the Company, or any proposed changes in the funding method or interest assumption or in amortization of liabilities in connection with funding any such plan. Four meetings were held during fiscal 2001. Current members of the Finance Committee are: Irving Gutin, Chairman, James J. Didion, James M. Osterhoff, Steven G. Rothmeier and Robert A. Wolfe.

CORPORATE GOVERNANCE AND ENVIRONMENTAL/ GOVERNMENT ISSUES COMMITTEE

  The Corporate Governance and Environmental/Government Issues Committee periodically reviews and makes recommendations to the Board concerning the criteria for selection and retention of directors, the composition of the Board, structure and function of Board committees, retirement policies and compensation and benefits of directors; aids in attracting qualified candidates to the Board and recommends to the Board qualified candidates to serve as directors of the Company; considers and makes recommendations to the Board concerning director nominations submitted by shareholders. To be considered for election at an Annual Meeting, shareholder nominations must be accompanied by the written consent of each such nominee and must be mailed to the Corporate Governance and Environmental/Government Issues Committee, GenCorp Inc., P.O. Box 537012, Sacramento, California 95853-7012, Attention: Secretary of GenCorp. Such nominations must be received by the Secretary of GenCorp no later than the December 1 immediately preceding the date of the annual meeting at which the nominee is to be considered for election.

  The Committee also periodically reviews and advises the Board regarding significant matters of public policy, including proposed actions by foreign and domestic governments which may significantly affect the Company; reviews and advises the Board regarding adoption or amendment of major Company policies and programs relating to matters of public policy; monitors the proposed adoption or amendment of significant environmental legislation and regulations and advises the Board regarding the impact such proposals may have upon the Company and, where appropriate, the nature of the Company's response thereto; periodically reviews and advises the Board regarding the status of the Company's various compliance programs and the adequacy of such programs, including the status of its environmental policies and performance under its environmental compliance programs; and periodically reviews and reports to the Board regarding the status of, and estimated liabilities for, environmental remediation. Five meetings were held during fiscal 2001. Current members of the Corporate Governance and Environmental/Government Issues Committee are: J. Gary Cooper, Chairman, J. Robert Anderson, James J. Didion and Sheila E. Widnall, all of whom are independent outside directors.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

                           SUMMARY COMPENSATION TABLE

                                                  ANNUAL COMPENSATION                  LONG TERM COMPENSATION
                                        --------------------------------    -------------------------------------
                                                                                    AWARDS              PAYOUTS
                                                                            -----------------------   -----------
                                                                                         SECURITIES
                                                                            RESTRICTED   UNDERLYING
                                                            OTHER ANNUAL      STOCK       OPTIONS/       LTIP       ALL OTHER
NAME AND CURRENT                        SALARY     BONUS    COMPENSATION      AWARDS      SARS(10)      PAYOUTS    COMPENSATION
PRINCIPAL POSITION               YEAR     ($)       ($)         ($)           ($)(8)        (#)         ($)(11)      ($)(12)
-------------------------------  ----   -------   -------   ------------    ----------   ----------   -----------  ------------
Robert A. Wolfe(1)               2001   540,000       -0-     200,000(5)                  150,000           -0-     53,433
 Chairman, Chief Executive
   Officer and President         2000   520,500   651,000(2)  200,000(5)          --      168,284       648,950     23,022
  since October 1, 1999          1999   385,599   350,000          --             --       30,000       197,610     30,964
Terry L. Hall                    2001   400,000       -0-      12,817(7)                   45,000           -0-     30,600
 Senior Vice President &         2000   330,580   335,000(2)    1,257(7)          --       40,000       217,688     25,338
 Chief Operating Officer         1999   202,690   282,500(3)   41,878(7)     346,875(9)    35,000            --      6,438
Michael F. Martin(15)            2001   275,000   275,000      10,000(6)     184,500(16)   45,000           -0-     14,910
 Vice President and President,   2000   183,855   110,000      10,000(6)          --       10,000        54,019     11,523
 Aerojet-General Corporation     1999   161,438    75,000      10,000(6)          --       20,888           -0-     27,504(13)
William R. Phillips              2001   279,000       -0-     224,531(5)(6)(7)             40,000(17)       -0-     24,630
 Senior Vice President, Law;     2000   266,538   270,000(2)  187,492(4)(6)(7)    --       30,000(17)   303,150     21,191
 General Counsel and Secretary   1999   268,167   210,000      10,000(6)          --       24,000       126,094    272,653(13)(14)
Samuel W. Harmon                 2001   274,557       -0-      82,756(5)(7)                30,000(18)       -0-     25,119
 Senior Vice President,          2000   227,055   230,000(2)  143,169(4)(7)       --       30,000(18)   281,150     17,877
 Administration                  1999   228,500   175,000         --              --       15,000(18)   107,496     83,869(14)
Carl B. Fischer                  2001   290,000   290,000(19) 285,000(5)(6)(20)            30,000           -0-     17,798
 Vice President, and President,  2000   290,004   362,000(2)   85,000(5)(6)                40,000       347,388     21,152
 Aerojet-General Corporation     1999   237,018   185,000      10,000(6)          --       14,000       126,348    194,559(14)
 until October 19, 2001

---------------

 (1) Prior to October 1, 1999, Mr. Wolfe served as a Vice President of GenCorp and as President of Aerojet-General Corporation.

 (2) An explanation of the manner in which year 2001 and 2000 Incentive Bonus amounts have been calculated begins on page 21.

 (3) Mr. Hall's total bonus amount includes a year end bonus payment of $232,500 and a one-time sign-on bonus of $50,000 pursuant to Mr. Hall's May 6, 1999 employment agreement described on page 17.

 (4) Includes payments made in January 2000 pursuant to Key Employee Retention Agreements described on page 18 as follows: Mr. Wolfe $200,000; Mr. Phillips $175,000; Mr. Harmon $100,000 and Mr. Fischer $75,000. Mr. Hall did not receive a Retention Agreement.

 (5) Includes payments made in January 2001 pursuant to Key Employee Retention Agreements described on page 18 as follows: Mr. Wolfe $200,000; Mr. Phillips $175,000; Mr. Harmon $50,000 and Mr. Fischer $75,000. Messrs. Hall and Martin did not receive Retention Agreements.

 (6) Cash allowances in lieu of a company provided automobile. Except as noted below, other perquisites and personal benefits provided to the named GenCorp officers during 2001, 2000 and 1999 did not exceed disclosure thresholds established by the Securities and Exchange Commission.

 (7) Reimbursement for taxes payable in connection with relocation and reimbursement of certain moving expenses. Payments in fiscal year 2001 were: Mr. Hall $12,817; Mr. Phillips $39,531; and Mr. Harmon $32,756. Payments in fiscal year 2000 were: Mr. Phillips $2,492; Mr. Hall $1,257; and Mr. Harmon $43,169.

 (8) See "Long Term Incentive Plans -- Awards in Last Fiscal Year" table on page 12 and narrative description under the heading "Restricted Stock" appearing on page 21.

 (9) Represents 15,000 shares granted as of May 1, 1999 at a market price of $23.125 per share, subject to restrictions in Mr. Hall's employment agreement described on page 17. Dividends on these shares are paid during the restricted period. The market value of these shares on November 30, 2001 was $191,250.

(10) Shares of GenCorp common stock underlying options granted pursuant to the GenCorp Inc. 1993 and 1997 Stock Option Plans and the GenCorp 1999 Equity and Performance Incentive Plan.

(11) For fiscal year 2001 no restricted shares vested under the 1999 Equity and Performance Incentive Plan because annual growth in EPS was less than ten percent. As a result, a total of 30,525 shares were forfeited by named executive officers and returned to the 1999 Equity and Performance Incentive Plan. As a consequence of Mr. Phillips' election to retire under the 2001 GenCorp Voluntary Enhanced Retirement Program, an additional 18,750 shares of unvested restricted stock will be forfeited in December 2002. As a consequence of Mr. Harmon's election to retire under the 2001 GenCorp Voluntary Enhanced Retirement Program, an additional 28,750 shares of unvested restricted stock were forfeited in December 2001. Elections to retire under the 2001 GenCorp Voluntary Enhanced Retirement Program by all officers of GenCorp will result in forfeiture of 132,450 shares of restricted stock by December 1, 2002, including the shares of Messrs. Phillips and Harmon described above. Includes the Value of Restricted Stock which vested due to earnings per share growth for year 2000 under the 1999 Equity and Performance Incentive Plan, as follows: Mr. Wolfe 45,000 shares; Mr. Hall 20,250 shares; Mr. Martin 5,025 shares; Mr. Phillips 15,000 shares and Mr. Harmon 15,000 shares. Amounts included in the table are based upon the New York Stock Exchange closing price of GenCorp Common Stock of $10.75 per share on the February 1, 2001 vesting date. See pages 12 and 21 for additional plan information. Also, Long Term Incentive Plan amounts reported for 2000 and 1999 were paid under the GenCorp Inc. Long Term Incentive Program in cash. In anticipation of the October 1, 1999 spin-off of OMNOVA Solutions Inc., pro rata payments for the partially completed 1998-2000 and 1999-2001 performance periods were made in November 1999. Payment for the completed 1997-1999 performance period was made in January 2000.

(12) Company contributions credited to the executive's account in the Retirement Savings Plan and, where applicable, the amount credited to the executive's account in the GenCorp Benefits Restoration Plan, a nonfunded plan which restores to the individual's account amounts otherwise excluded due to limitations imposed by the Internal Revenue Code on contributions and includable compensation under qualified plans.

(13) Includes the value of GenCorp shares distributed in 1999 and amounts accrued as dividend and interest earnings attributable to prior years' awards under GenCorp's Stock Incentive Compensation Plan. Dividends declared on common stock, while held in the trust fund were credited to the executive's account in the trust fund as an additional number of shares determined by dividing the aggregate amount of the dividend by the market value of common stock on the dividend date. The Plan was terminated and the shares distributed in September 1999 and valued based upon the market value of GenCorp common stock on the payment date. The September 1999 Plan distribution for Mr. Phillips was 8,824 shares valued at $176,499, for Mr. Fischer, 8,773 shares valued at $175,478, and for Mr. Martin was 858 shares valued at $17,160, based upon the market price of GenCorp common stock on the distribution date. Messrs. Wolfe, Hall, and Harmon did not participate in this plan.

(14) Amounts shown for Messrs. Phillips and Harmon include a relocation payment equal to two times monthly salary (grossed-up for tax liability) pursuant to key employee transfer agreements described on page 18. Payment for Mr. Phillips was $74,186 and for Mr. Harmon $65,126.

(15) Prior to November 14, 2001, Mr. Martin served as a Vice President and Controller of GenCorp Inc.

(16) Represents restricted shares granted to Mr. Martin at the time of his promotion to Vice President and President, Aerojet-General Corporation. Fifteen thousand (15,000) shares were granted as of November 14, 2001 at a market price of $12.30. Dividends on these shares are paid during the restrictive period. The market value of these shares on November 30, 2001 was $191,250.

(17) As a consequence of Mr. Phillips election to retire under the 2001 GenCorp Voluntary Enhanced Retirement Program, 10,000 options from his 2000 grant and 26,666 options from his 2001 grant will be forfeited in December 2002.

(18) As a consequence of Mr. Harmon's election to retire under the 2001 GenCorp Voluntary Enhanced Retirement Program, 7,120 options from his 1999 grant, 20,000 options from his 2000 grant and his entire 2001 grant were forfeited in December 2001.

(19) Mr. Fischer's final bonus for 2001 will be determined by Northrop Grumman. GenCorp is committed to pay up to $290,000 toward that bonus. See terms of Mr. Fischer's Retention Letter Agreement on page 18.

(20) Includes $200,000 special award payment pursuant to Mr. Fischer's Retention Letter Agreement described on page 18.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                                               POTENTIAL REALIZABLE
                                                                                                 VALUE AT ASSUMED
                                                                                                  ANNUAL RATES OF
                                                                                                    STOCK PRICE
                                                                                                   APPRECIATION
                                                                                                  FOR OPTION TERM
                                         INDIVIDUAL GRANTS                                       (TEN YEARS)(3)(4)
--------------------------------------------------------------------------------------------------------------------
                                    NUMBER OF       PERCENT OF
                                    SECURITIES        TOTAL
                                    UNDERLYING     OPTIONS/SARS
                                   OPTIONS/SARS     GRANTED TO     EXERCISE OR
                                     GRANTED        EMPLOYEES       BASE PRICE    EXPIRATION
              NAME                    (#)(1)      IN FISCAL YEAR   ($/SHARE)(2)      DATE       5%($)       10%($)
--------------------------------------------------------------------------------------------------------------------
Robert A. Wolfe..................    150,000           19.51           10.44       1-16-2011    984,849    2,495,801
Terry L. Hall....................     45,000            5.85           10.44       1-16-2011    295,455      748,740
Michael F. Martin................     25,000            3.25           10.44       1-16-2011    164,141      415,967
                                      20,000            2.60           12.30      11-14-2011    154,708      392,061
William R. Phillips..............     40,000(5)         5.20           10.44       1-16-2011    262,626      665,547
Samuel W. Harmon.................     30,000(6)         3.90           10.44              --        -0-          -0-
Carl B. Fischer(7)                    30,000            3.90           10.44       1-16-2011    196,970      499,160

---------------

(1) Non-qualified stock options granted pursuant to the GenCorp Inc. 1999 Equity and Performance Incentive Plan for the number of shares of GenCorp common stock indicated. No stock appreciation rights were granted in 2001. Options become exercisable in 33 1/3% increments on the first, second and third anniversaries of the grant.

(2) Exercise price equals the closing market price on the NYSE of GenCorp common stock on the date of grant.

(3) The 5% and 10% appreciation over 10 years' option valuation methods assumes a stock price of $17.0057 and $27.0787, respectively, at January 16, 2011, with respect to all officers and $20.0354 and $31.9030, respectively, at November 14, 2011, with respect to Mr. Martin.

(4) The potential realizable values are shown in the table in conformity with Securities and Exchange Commission regulations, and are not intended to forecast possible future appreciation. The Company is not aware of any formula which will predict with reasonable accuracy the future appreciation of equity securities. No benefit can be realized by optionees without an appreciation in stock price, which will benefit all shareholders commensurately.

(5) As a consequence of Mr. Phillips election to retire under the Voluntary Enhanced Retirement Program, unvested options on 26,666 shares of the 2001 grant will be forfeited in December 2002.

(6) As a consequence of Mr. Harmon's election to retire under the 2001 GenCorp Voluntary Enhanced Retirement Program, the entire 2001 grant to Mr. Harmon shown in the table was forfeited in December 2001.

(7) Mr. Fischer retains all of his options which continue to vest pursuant to his Retention Agreement described on page 18.

            AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                       FISCAL YEAR-END OPTION/SAR VALUES

                                                         NUMBER OF SECURITIES
                                                        UNDERLYING UNEXERCISED       VALUE OF UNEXERCISED IN-
                            SHARES                      OPTIONS/SARS AT FISCAL        THE-MONEY OPTIONS/SARS
                           ACQUIRED                         YEAR END(#)(1)             AT FISCAL YEAR END($)
                              ON           VALUE      ---------------------------   ---------------------------
          NAME            EXERCISE(#)   REALIZED($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
---------------------------------------------------------------------------------------------------------------
Robert A. Wolfe..........      0             0          267,549        248,382        380,364        646,616
Terry L. Hall............      0             0           63,071         88,245         87,948        234,651
Michael F. Martin........      0             0           51,305         57,599        148,906        117,033
William R. Phillips(2)...      0             0          113,466         71,392        340,274        221,802
Samuel W. Harmon(3)......      0             0           95,775            -0-        403,366            -0-
Carl B. Fischer(4).......      0             0          159,808         63,311        634,253        213,218

---------------

(1) No SARs have been issued under the Plan.

(2) As a consequence of Mr. Phillips election to retire under the 2001 GenCorp Voluntary Enhanced Retirement Program, unvested options on 36,666 shares will be forfeited in December 2002.

(3) As a consequence of his election to retire under the 2001 GenCorp Voluntary Enhanced Retirement Program, all unvested options were forfeited by Mr. Harmon in December 2001.

(4) Mr. Fischer retains all of his options which continue to vest pursuant to his Retention Agreement described on page 18.

            LONG-TERM INCENTIVE PLANS -- AWARDS IN LAST FISCAL YEAR

                                                         PERFORMANCE OR           ESTIMATED FUTURE PAYOUTS
                                      NUMBER OF        OTHER PERIOD UNTIL   -------------------------------------
                                   SHARES, UNITS OR      MATURATION OR      THRESHOLD(3)   TARGET(4)   MAXIMUM(5)
              NAME                OTHER RIGHTS(1)(2)         PAYOUT           # SHARES     # SHARES     # SHARES
-----------------------------------------------------------------------------------------------------------------
Robert A. Wolfe..................   70,000 shares           5 years            21,000       70,000       70,000(6)
Terry L. Hall....................   15,000 shares           5 years             4,500       15,000       15,000
Michael F. Martin(7).............    8,000 shares           5 years             2,400        8,000        8,000
William R. Phillips(8)...........   15,000 shares           5 years                --           --           --
Samuel W. Harmon(8)..............   10,000 shares           5 years                --           --           --
Carl B. Fischer(9)...............   12,000 shares           5 years                --           --           --

---------------

(1) Indicates 2001 awards under the GenCorp 1999 Equity and Performance Incentive Plan, the vesting or forfeiture of which are subject to attainment of various percentages of growth in reported Earnings Per Share (EPS) in 2005 compared to 2004. Growth of less than 10% in 2005 results in forfeiture of shares. Further information appears under the heading "Restricted Stock" on page 21.

(2) Additional unvested shares remaining available from awards made in 2000 are as follows: Mr. Wolfe, 90,000 shares; Mr. Hall, 39,750 shares; Mr. Martin, 9,975 shares; Mr. Phillips, 30,000 shares; Mr. Harmon, 30,000 shares.

(3) Requires achievement of 10% growth in reported EPS in 2005 compared to 2004.

(4) Requires achievement of 20% growth in reported EPS in 2005 compared to 2004.

(5) Requires achievement of 20% growth in reported EPS in 2005 compared to 2004. Furthermore, growth in excess of 20% in any prior year (2001 through 2004) would (subject to Organization & Compensation Committee negative discretion) result in the accelerated vesting of 25% of the unvested shares allocated to 2005. See discussion on page 21 for additional information.

(6) Pursuant to Mr. Wolfe's 2001 restricted stock agreement, the 70,000 shares allocated to 2005 have been reallocated to 2003.

(7) On November 14, 2001, Mr. Martin was granted 15,000 additional restricted shares which will vest on November 14, 2004 based upon Mr. Martin's continued employment until that date. See footnote 16 on page 10.

(8) As a consequence of their elections to retire under the 2001 GenCorp Voluntary Enhanced Retirement Program, awards which will not vest until 2005 were forfeited by Mr. Harmon in December 2001 and will be forfeited by Mr. Phillips in December 2002.

(9) A total of 51,750 restricted shares were forfeited by Mr. Fischer upon termination of his employment October 19, 2001. See his Retention Agreement on page 18.

                                PENSION BENEFITS

  GenCorp's salaried pension plans include several formulas for the determination of benefits, and require that the formula providing the highest benefit be utilized to determine an individual employee's actual benefit. Benefits for Messrs. Fischer and Phillips have been determined pursuant to the formula which utilizes five-year average compensation for years of service prior to December 2002 and a career average formula for service from December 1, 2002 to normal retirement. Benefits for Messrs. Wolfe, Hall, Martin and Harmon have been determined pursuant to the plan's career average formula. Estimated benefits are shown below because the required calculations do not lend themselves to a typical pension plan table where benefits can be determined by the reader solely upon the basis of years of service and final compensation.

                                               APPROXIMATE
                                            YEARS OF CREDITED            ESTIMATED
                                               SERVICE AT             ANNUAL BENEFITS
                                               ANTICIPATED              PAYABLE AT
                  NAME                        RETIREMENT(1)      ANTICIPATED RETIREMENT(1)
                  ----                      -----------------    -------------------------
Robert A. Wolfe(3)                                 16                    $374,460
Terry L. Hall                                      20                     266,257
Michael F. Martin                                  30                     113,869
William R. Phillips(2)                             25                     185,869
Samuel W. Harmon(2)                                14                      79,116
Carl B. Fischer                                    35                     217,768

---------------

(1) Retirement benefits shown in the table for Messrs. Fischer and Martin were calculated pursuant to the terms of the Aerojet-General Corporation Consolidated Pension Plan ("Aerojet Pension Plan"). Retirement benefits for Mr. Hall were calculated pursuant to the terms of the GenCorp Consolidated Pension Plan ("GenCorp Pension Plan"). Retirement benefits for Mr. Phillips and Mr. Harmon were calculated pursuant to the GenCorp Pension Plan and the 2001 Supplemental Retirement Plan for GenCorp Executives ("2001 Supplemental Plan"). Mr. Wolfe's retirement benefit was calculated pursuant to the Aerojet Pension

    Plan for the period ending October 2, 1999 and under the GenCorp Pension Plan and the supplemental pension provisions of his Employment Retention Agreement described on page 16, for the period thereafter. There is no offset for Social Security payments.

    The benefits shown are estimated and have not been adjusted for any survivor option. Each estimated benefit is based upon the assumption that the executive will remain an employee until age 65 or, if applicable, the retirement date under the 2001 Supplemental Plan or under Mr. Wolfe's Employment Retention Agreement, and that the pension plan under which the estimated benefit is calculated will remain unchanged. For Messrs. Wolfe, Hall and Martin, compensation is assumed to continue until retirement at a rate equal to compensation paid during the fiscal year ended November 30, 2001. Benefits for Messrs. Phillips and Harmon are based on expected compensation prior to retirement under the 2001 GenCorp Voluntary Enhanced Retirement Program. Years of Credited Service shown for Mr. Wolfe include ten additional years in accordance with his Employment Retention Agreement described in Footnote 3 and on page 16. Years of Credited Service shown for Messrs. Phillips and Harmon include 10 years and 6 years, respectively, under the 2001 GenCorp Voluntary Enhanced Retirement Program described in Footnote 2. For Mr. Fischer, benefits shown are based upon his actual compensation and his actual years of credited service as of October 19, 2001, his last day of employment with the Company.

    Benefits for Messrs. Fischer and Phillips have been determined by a formula which provides for a benefit (A) for years of service prior to December 1, 2002 of (1) 1.125% of five-year average compensation up to the Average Social Security Wage Base ("ASSWB") plus 1.5% of average compensation in excess of the ASSWB multiplied by the total of such years of service up to 35 years and (2) 1.5% of average compensation multiplied by the total years of service in excess of 35 years, and (B) for each year of service after December 1, 2002 (1) prior to attainment of 35 years of service, 1.625% of annual compensation up to the ASSWB plus 2.0% of annual compensation in excess of the ASSWB, and (2) after attainment of 35 years of service, 2.0% of annual compensation. The benefit for Messrs. Wolfe, Hall, Martin and Harmon have been determined pursuant to the same formula described in part
    (B) above. The published Average Social Security Wage Base applicable to the plan year ending December 1, 2002 is $37,200.

    The benefits shown in the table have not been reduced to reflect the limitation on includable compensation or the overall benefit limitation imposed on pension plans qualified under Section 401(a) of the Code, since the amount of any of these reductions will be restored to the individual pursuant to the terms of the GenCorp Benefits Restoration Plan, a nonfunded plan with benefits payable out of the general assets of GenCorp.

(2) Mr. Harmon and Mr. Phillips elected to retire under the 2001 GenCorp Voluntary Enhanced Retirement Program ("VERP"). Under the terms of the VERP,
    (i) Mr. Harmon transferred to Salary Continuation status effective December 1, 2001, and his designated retirement date is December 1, 2003; and (ii) Mr. Phillips will be placed in Salary Continuation status effective December 1, 2002, with a designated retirement date of December 1, 2004. Under the VERP, an enhanced pension benefit is calculated first, by adding ten years to actual vesting and benefit service, or age, as determined under the GenCorp Pension Plan, and applying the benefit formulas of that Plan; and second, reducing that amount by benefits actually accrued under the GenCorp Pension Plan and the GenCorp Benefits Restoration Plan. The enhanced pension benefit for Mr. Harmon and Mr. Phillips will be paid out of Company funds, as a life annuity or in five equal annual installments as elected by the individual, under the 2001

    Supplemental Plan described in Footnote 1 but will be computed under the terms, limitations, formulas, reduction factors and administrative practices of the GenCorp Pension Plan.

(3) Retirement benefits for Mr. Wolfe were determined under his Employment Retention Agreement described on page 16 by adding ten years to actual benefit service determined under the GenCorp Pension Plan and applying the benefit formulas of that plan. Benefit amounts determined under the Employment Retention Agreement will be paid out of Company funds and will be offset by benefits accrued under the GenCorp Pension Plan and the GenCorp Benefits Restoration Plan. Total annual retirement benefits will be no less than $248,860 if Mr. Wolfe remains in employment until November 30, 2003. See page 16 for the primary terms of Mr. Wolfe's Employment Retention Agreement.
                            ----------------------------

COMPENSATION OF DIRECTORS

  During FY2001, each nonemployee director received a retainer of $24,000 per year and an attendance fee of $1,000 for each Board and Committee meeting attended. Nonemployee directors who serve as Chairman of a committee of the Board receive an annual fee of $2,000 in consideration of such service.

  Under a new compensation arrangement effective January 2002, nonemployee directors will receive compensation of $44,000 per year plus $2,000 for each Committee membership. A Nonemployee director who serves as Chairman of a Committee of the Board will continue to receive an annual fee of $2,000 in consideration of such service.

  Nonemployee directors annually may elect to defer all or a percentage of their retainer, any committee Chairman's fee and meeting attendance fees pursuant to a deferred compensation plan for nonemployee directors. The plan is unfunded, and deferred amounts are credited, at the election of the director, with phantom shares in a GenCorp stock fund, an S&P 500 index fund, or a cash deposit program. Deferred amounts and earnings thereon are payable after termination of GenCorp Board service in either a lump sum or installments as elected by the director.

  Nonemployee directors of GenCorp are eligible to receive stock option grants and/or restricted stock awards under the GenCorp 1999 Equity and Performance Incentive Plan. No options were granted to nonemployee directors during fiscal 2001. However, each nonemployee director received 500 restricted shares of GenCorp Common Stock pursuant to the terms of the GenCorp 1999 Equity and Performance Incentive Plan. Provided that the grantee remains in continuous service as a director of the Company, the restricted shares will vest and become nonforfeitable on the third anniversary of the grant. James J. Didion was granted 500 restricted shares effective upon his January 2, 2002 appointment as a director. Pursuant to a Restricted Stock Agreement, dividends on restricted shares are automatically reinvested through the Company's dividend reinvestment program (unless a director opts out). All shares may be voted, but ownership may not be transferred until service on the Board terminates. Unvested shares will be forfeited in the event of a voluntary resignation or refusal to stand for reelection, but vesting will be accelerated upon the occurrence of a change in control or announcement of a tender or exchange offer which would result in a person holding beneficial ownership of 30% or more of the outstanding GenCorp common stock.

  Each nonemployee director elected to the Board prior to January 2002 has been eligible to participate in the Company's Retirement Plan for Nonemployee Directors. Under that plan, each nonemployee director who terminates his or her service on the Board after at least sixty months of service will receive an annual retirement benefit equal to the retainer in effect on the date such director's service terminates, payable in monthly installments, until the number of monthly payments made equals the lesser of (a) the individual's months of service as a director, or (b) 120 monthly payments. In the event of death prior to payment of the applicable number of installments, the aggregate amount of unpaid monthly installments will be paid, in a lump sum, to the retired director's surviving spouse or other designated beneficiary, if any, or to the retired director's estate.

  Nonemployee directors who are elected to the Board effective on or after January 1, 2002 will not be eligible to participate in the Retirement Plan for Nonemployee Directors but will, instead, receive an annual nonqualified stock option grant valued at $30,000 by the Black-Sholes method. Such stock options will be subject to vesting over three (3) years and will have a 10 year term.

  Nonemployee directors serving on the Board prior to January 2002 may elect either to (i) continue participating in the retirement plan for nonemployee directors at the current benefit level, or (ii) freeze the retirement benefit already accrued under the retirement plan for nonemployee directors and receive an annual stock option grant, as described above, in respect of future service on the Board.

  Under the Board's retirement policy, a director's term of office normally expires at the annual meeting following his or her seventieth birthday regardless of the term of the class for which such director was last elected. Under special circumstances, however, the Board may waive immediate compliance and request that a director postpone his or her retirement until a subsequent date.

  Directors who are also employees of the Company are not compensated separately for serving on the Board and are not paid a retainer or additional compensation for attendance at Board or committee meetings.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS

  Pursuant to the terms of Mr. Robert A. Wolfe's July 28, 1997 employment agreement, if his employment terminates due to a change-in-control of GenCorp within five years of his employment date, GenCorp will pay to him the accrued pension benefits in which he failed to vest pursuant to the terms of the Aerojet Consolidated Pension Plan and GenCorp Benefits Restoration Plan; if his employment terminates for any reason after three years from his employment date, GenCorp will guarantee a minimum annual retirement income of $57,239.

  Pursuant to the terms of Mr. Wolfe's November 30, 2001 Employment Retention Agreement, if he continues to serve as Chairman, Chief Executive Officer, President and Director until November 30, 2003 (or if the Company elects to terminate his employment prior to that date for any reason other than Cause, as defined in the Agreement, or upon his death), Mr. Wolfe or his designated beneficiary will be entitled to receive (A) annual retirement benefits equal to the greater of (i) $248,860, or (ii) the amount calculated based upon (a) the formulas in the GenCorp Pension Plan, (b) his actual age, (c) his actual service credits plus ten whole years of service credit, and (d) his actual final five-year average plan compensation (but no less than $765,225); Mr. Wolfe's retirement benefit under the Agreement will be paid out of the Aerojet Pension Plan and/or GenCorp Pension Plan in accordance with the terms of those plans, and out of Company funds under the GenCorp Benefit Restoration Plan, with the balance paid out of Company funds, as a life annuity or in five equal annual installments in accordance with Mr. Wolfe's election; (B) immediate vesting of all unexercised GenCorp stock options, which would remain exercisable for the term of the grant; (C) immediate vesting of all GenCorp restricted stock; (D) a lump sum payment of any Base Salary that would have been paid (no less than $540,000 annually) through November 30, 2003; and (E) any earned bonus for any completed fiscal year plus a pro rata bonus for the fiscal year of termination based upon actual results for the year. In the event of Mr. Wolfe's death prior to November 30, 2003, his retirement benefits under the Agreement will be computed as if he had survived to and retired on November 30, 2003, and paid in accordance with the Agreement.

  Mr. Terry Hall's May 6, 1999 employment agreement provided an initial base salary of $310,000 per annum, a $50,000 one-time sign-on bonus, and a guaranteed 1999 incentive bonus equal to 75% of his starting base salary, or $232,500. Upon his employment date, Mr. Hall received an option to purchase 35,000 shares of GenCorp common stock at an exercise price equal to the closing market price on his employment date, and 15,000 restricted shares of GenCorp common stock. During a three-year restriction period, Mr. Hall has full dividend and voting rights, but he will forfeit 100%, 66 2/3% and 33 1/3% respectively, of the restricted shares if his employment at GenCorp terminates within one year, two years or three years, respectively, of his employment date, other than due to death, disability or change-in-control.

  Pursuant to authorization by the Board of Directors, GenCorp has entered into amended and restated severance agreements with ten elected officers. The severance agreements provide for a severance payment in an amount equal to the officer's base salary plus bonus multiplied by a factor of 3 in the case of the GenCorp Chief Executive Officer or a GenCorp Senior Vice President, or by a factor of 2 for other covered officers, if within three years after a change-in-control, the officer's employment is terminated in a manner within the scope of the agreement. Covered termination includes termination by (1) GenCorp for any reason other than death, disability or cause, or (2) the officer, following the occurrence of one or more of the following events: (i) failure to elect, reelect or maintain the executive in office or substantially equivalent office, (ii) a significant adverse change in the nature or scope of authority or duties or reduction base pay, incentive opportunity or employee benefits, or
(iii) change in circumstances following a change-in-control, including, without limitation, a change in scope of business or activities for which the executive was responsible prior to the change-in-control, or (iv) liquidation, dissolution, merger, consolidation, reorganization or transfer of substantially all of the business or assets of the Company, or (v) relocation of principal work location in excess of 30 miles, or (vi) any material breach of the agreement. For purposes of this agreement, base salary is the annual salary in effect immediately prior to the change-in-control, and the bonus amount shall be the greater of (i) the average of the annual bonuses earned by the executive during the three immediately preceding fiscal years, or (ii) 75% of the executive's maximum bonus opportunity under the Company's Annual Incentive Compensation Plan for the fiscal year in which the change-in-control occurs. A change-in-control will occur if (a) substantially all of the Company's assets are sold or transferred to, or the Company is merged into another entity, with the result that less than 51% of the voting shares are held by persons who were shareholders prior to the transaction, or (b) a report is filed with the Securities and Exchange Commission that an entity other than the Company, a subsidiary or benefit plan has become beneficial owner of 20% or more of the voting power, or (c) the individuals who, at the beginning of two preceding calendar years, constituted the Board of Directors, cease to constitute a majority thereof, unless nomination of each new director was approved by at least two-thirds of those who were directors at the beginning of the period, or
(d) the Board determines that a particular transaction will result in a change-in-control and is in the best interests of the Company and its shareholders. The agreements also provide for continuation of health and life benefits for 24 or 36 months, as appropriate, vesting of accrued retirement benefits, payment of the amount required to cover excise taxes, if any, financial counseling, outplacement, and accounting fees and costs of legal representation if required to enforce the agreement. The severance agreements renew annually unless not later than September 30 of the preceding year, the Company or the executive give notice that the term will not be extended. All named executive officers are covered by a severance agreement.

  In anticipation of the October 1, 1999 spin-off of OMNOVA Solutions Inc. from GenCorp, GenCorp adopted the 1999 Key Employee Retention Plan which provided for payment of up to two annual cash retention payments to eligible employees who satisfactorily continued their employment with GenCorp, attained specific performance objectives (including completion of the spin-off) and met all plan requirements. Four of the named executive officers received Key Employee Retention Letter Agreements providing for the following retention payments in the first and second years, respectively: Mr. Wolfe, $200,000 and $200,000; Mr. Phillips, $175,000 and $175,000; Mr. Harmon, $100,000 and $50,000 and Mr.
Fischer, $75,000 and $75,000. Messrs. Hall and Martin did not receive Retention Agreements.

  During 1999 GenCorp adopted a transfer policy for certain key employees of GenCorp who remained employees of GenCorp after the spin-off of OMNOVA Solutions Inc. Transfer agreements provided that (1) the employee's salary and bonus opportunity would not be reduced, (2) eligibility to participate in any long-term incentive plan which GenCorp may adopt would be continued, (3) a home equity buyout of the employee's current residence would be available, (4) a relocation payment, equal to two times the employee's monthly salary (grossed-up for tax liability) related to the relocation of GenCorp's executive offices from Ohio to California would be provided, and (5) Enhanced Involuntary Separation Pay would be provided if the employee is terminated without cause within two years of the spin-off. Various key employees, including Messrs. Phillips and Harmon, received transfer agreements.

  During 2000, GenCorp amended the GenCorp Consolidated Pension Plan to provide that, upon the occurrence of a change-in-control of the Company (as defined in executive severance agreements described above), an additional five years will be added to age, vesting service and credited service in calculating pension benefits for any participant who is a Corporate Headquarters employee.

  Pursuant to the terms of an August 7, 2001 Retention Letter Agreement executed in connection with the sale of the Aerojet Electronics business to Northrop Grumman, Mr. Carl Fischer will be entitled to Separation Pay and Benefits either upon termination of his employment by GenCorp due to the sale or termination by Northrop Grumman before December 1, 2003. Separation Pay will be equal to base pay at time of separation payable until December 1, 2003. Mr. Fischer also would be eligible for continued participation in the GenCorp medical and dental plan during the period of salary continuation, reimbursement of financial planning and/or tax assistance not to exceed $6,000, and retention and continued vesting of previously granted stock options under the 1993, 1997 and 1999 GenCorp Stock Option Plans according to the original terms of the option grants. In addition, upon successful completion of the sale and satisfaction of specified performance objectives, Mr. Fischer would be entitled to a Special Award Payment of $200,000 and a pro rata payment under the Executive Incentive Compensation Plan (EICP) for any partial year of service completed prior to the sale closing. If the bonus paid under the Northrop Grumman plan does not equal 100% of the EICP ($290,000) for 2001, GenCorp will pay the additional amount required to equal $290,000.

TRANSACTIONS WITH MANAGEMENT AND OTHERS

  In June 2000 the Company sold a 20% equity interest in its Aerojet Fine Chemicals (AFC) subsidiary to NextPharma Technologies U.S.A. Inc. (NextPharma) for approximately $25 million in cash and exchanged an additional 20% equity interest in AFC for an approximate 35% equity interest in NextPharma's parent, NextPharma Technologies S.A., a societe anonyme organized under the laws of Luxembourg. Following review and approval by the Audit Committee of the GenCorp Board of Directors, GenCorp Chairman and CEO Robert Wolfe subscribed for 25,000 Ordinary Shares of NextPharma Technologies S.A. in August 2000 at an aggregate purchase price of U.S. $250,000. Mr. Wolfe did not receive record title to the Ordinary Shares under Luxembourg law until December 18, 2000, which is a date within the Company's 2001 fiscal year. Mr. Wolfe purchased the shares for his own account for investment purposes.

  During 2001, both NextPharma Technologies S.A. and GenCorp arrived at the conclusion that it was in their best interests to terminate their joint ownership of AFC. A mutual agreement has been reached to effect such termination. The decision to terminate the AFC joint venture was the result of strategic reviews conducted by NextPharma and GenCorp. Upon examination of the future prospects, opportunities and resources required for the growth of the different sectors of the pharmaceutical manufacturing services business, NextPharma concluded that it wished to focus its financial and managerial resources in the Finished Pharmaceutical Products business. Likewise, GenCorp, after reviewing its business objectives and strategic market planning, concluded that it wished to refocus its resources in producing fine chemicals and engineered solutions for the pharmaceutical industry. Therefore, in December 2001, the Company reacquired the 40% equity position in AFC for approximately $13 million in cash and return of GenCorp's interest in NextPharma's parent. The acquisition agreement also contains a provision for a contingent payment of up to $11.8 million in the event of a disposition of AFC within two years of the reacquisition. Because of his private NextPharma investment, with prior notice to the Audit Committee of the Board of Directors, Mr. Wolfe was recused from all negotiations and all discussions and approvals of this transaction with senior GenCorp management, with the GenCorp Board of Directors and with NextPharma and its affiliates. Mr. Wolfe still holds the Ordinary Shares he purchased in NextPharma Technologies S.A. as a personal investment.

INDEBTEDNESS OF MANAGEMENT

  During the Company's 2001 fiscal year Messrs. Hall, Phillips, Harmon and Fischer each had an indebtedness to the Company outstanding under the GenCorp Key Employee Loan Program (Loan Program) which was approved by the Board to enable employees whose restricted stock had vested to pay taxes on the stock and retain it for as long as they remain in the employ of the Company. Principal loan amounts currently owed for 2001 for taxes on restricted shares vesting under the Company's 1999 Equity and Performance Incentive Plan are: Mr. Hall, $77,170; Mr. Phillips, $57,163; Mr Fischer $77,170; and Mr. Harmon, $57,163.
Repayment provisions under the Loan Program begin upon termination of employment. Interest, which is calculated and payable annually, is charged at the Company's marginal borrowing rate which for 2001 was 7.15%. Interest amounts accrued and payable for 2001 are: Mr. Hall, $4,034; Mr. Phillips, $2,988; Mr. Harmon, $2,988; and Mr. Fischer, $4,034.

ORGANIZATION & COMPENSATION COMMITTEE FUNCTION

  The Organization & Compensation Committee ("Committee") advises and recommends to the Board of Directors the total compensation of the Chairman of the Board, Chief Executive Officer and President. In addition, the Committee, with the counsel of the Chief Executive Officer, considers and establishes base pay and incentive bonuses for the other executive officers of the Company elected by the Board. The base pay and incentive bonuses of the principal executives of the consolidated Company are subject to ratification by the Committee.

  The Committee also administers the Company's deferred compensation plan and the GenCorp 1999 Equity and Performance Incentive Plan, which is utilized to provide long term incentives for executives in the forms of grants of stock options and restricted stock. Further information regarding the functions of the Organization & Compensation Committee appears on page 7.

ORGANIZATION & COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  The Committee is composed entirely of nonemployee directors. Current Committee members are William K. Hall, Committee Chairman, Irving Gutin and Sheila E. Widnall. J. Robert Anderson has been a member of the Committee since January 30, 2002. All nonemployee directors participate in decisions regarding the compensation of the Chairman, Chief Executive Officer and President. Therefore,
J. Gary Cooper, James J. Didion, James M. Osterhoff (who served on the Committee until January 30, 2002) and Steven G. Rothmeier also participated in decisions regarding Mr. Wolfe's 2001 compensation.

         BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION PHILOSOPHY

  The Committee desires to provide an executive compensation program which allows for the effective recruitment, retention and motivation of highly qualified individuals who are key to the Company's current and future success. The Committee believes the Company's executive compensation program is designed to: create and reinforce a strategic alignment among the vision, goals and priorities of the Company; promote the interests of GenCorp's shareholders; respond to, and differentiate, both individual responsibilities and performance; properly balance the focus on both short and long-term Company performance; allow the Company to respond to changes for similar positions in the competitive marketplace; and prudently administer the fiscal resources of the organization. In the application of this philosophy, the Committee recognizes the need to attract and retain individuals who, by their actions, will add to shareholder value.

  In order to strengthen the alignment between the interests of shareholders and the interests of senior executives of the Company, the Committee approved share ownership guidelines which applied to the Company's elected officers and took effect beginning in 1998. Under these guidelines, each elected officer is expected to own shares of GenCorp Common Stock equal in aggregate market value to a designated multiple of the officer's annual salary. The Committee reviews these guidelines annually, and will consider adjustments when appropriate.

EXECUTIVE COMPENSATION STRUCTURE

  During fiscal year 2000 the Committee reviewed and revised the Company's Executive Incentive Compensation Plan and approved a restricted stock based long term incentive program. As a consequence, beginning in fiscal year 2000, executive compensation at GenCorp consisted of four components -- base pay, an annual incentive bonus, stock options and a restricted stock award. These components are combined on an individual basis to focus each executive on high levels of sustained performance directed at key organizational objectives. A degree of risk/reward potential has been built into the compensation program to provide adequate motivation to achieve superior results.

  In order to ensure that GenCorp remains competitive, the Committee has developed a Comparator Group of companies, against which it measures GenCorp levels of executive compensation. In addition, the Committee considers analyses of current executive compensation trends and practices derived from national executive compensation surveys.

     A. BASE PAY

  The level of base pay for the reported executives is established relative to the competitive pay levels for comparable positions in the Comparator Group. Each executive position is reviewed against this standard, with consideration given to the performance and experience of each incumbent GenCorp executive. No specific weighting is applied to these factors; rather, the collective judgment of the Committee members is utilized in establishing the appropriate level of base pay for the following year.

     B. ANNUAL INCENTIVE BONUSES

  Incentive bonuses are determined pursuant to the Company's Executive Incentive Compensation Plan approved by the Committee on an annual basis.

  Under the FY2001 Plan, which is applicable to key senior management, including the named executive officers, each employee is assigned an incentive opportunity keyed to base salary (120% of base for the CEO, 110% for the Chief Operating Officer, 100% for Senior Vice Presidents and 50% for Vice Presidents). For corporate employees, the percentages of opportunity earned are keyed to growth in Earnings Per Share (EPS) prior to unusual items, with a floor at 10% growth and a cap at 20% growth. For business units, the percentages of opportunity earned are keyed to earnings before interest and taxes (EBIT) with no limit on the bonus opportunity. Incentive bonuses are paid in cash.

     C. STOCK OPTIONS

  The Company's philosophy is to link the interests of executives to the interests of shareholders. Stock options help accomplish this goal and are an important component of overall compensation. In 2001 the Company granted stock options to executives in positions that have the ability to significantly impact the Company's performance. In determining the size of these grants the Company followed competitive norms of the Comparator Group. Year 2001 option grants were issued under the GenCorp 1999 Equity and Performance Incentive Plan.

  Employees, including Messrs. Phillips and Harmon, who elected to retire under the GenCorp 2001 Voluntary Enhanced Retirement Program will retain for the term specified stock options that have vested prior to commencement of the employee's Salary Continuation status. However, all stock options that have not vested prior to the commencement of an employee's Salary Continuation status will be forfeited.

     D. RESTRICTED STOCK

  As a means to further link the interests of executives to the interests of shareholders beginning in FY2000, the Company made grants of restricted stock to key executives as part of the long term incentive compensation program of the Company. These grants, pursuant to the 1999 Equity and Performance Incentive Plan, are subject to performance based vesting and other terms and conditions set forth in a Restricted Stock Agreement between the executive and the Company. Providing that the executive remains in the continuous employ of the Company, the shares may become nonforfeitable over a five year period (pursuant to a vesting schedule included in the Agreement) beginning with the first anniversary of the grant. The grantees have all rights of a shareholder, including the right to vote the shares and receive dividends, during the five year vesting period, and all shares will become immediately nonforfeitable upon the occurrence of a change in control. The number of shares to be vested at completion of fiscal year 2001 and each succeeding fiscal year will be determined on the basis of year over year growth in reported EPS prior to unusual items according to a vesting table included in the Agreement.

  If reported EPS for a just completed fiscal year is not at least 10% more than the preceding year, the entire share grant allocated to the just completed fiscal year will be forfeited. The number of shares that will vest increases with reported EPS ranging from 10% to 20%, with the entire allocated share grant for a year becoming vested if reported EPS increases 20% over the prior year. In the event growth in reported EPS should exceed 20%, the share grant allocated to the just completed fiscal year will, subject to negative discretion of the Board, be increased by accelerating the vesting of 25% of the shares from succeeding years on a pro rata basis. The Board has also approved a Key Employee Loan Program designed to enable employees whose restricted stock has vested to pay taxes on the stock and retain it for as long as they remain employees of the Company. Interest on such loans was set at the marginal borrowing rate of the Company, to be reviewed annually by the Committee. Repayment provisions begin following termination of employment.

  Key executives, including Messrs. Phillips and Harmon, who elected to retire under the GenCorp 2001 Voluntary Enhanced Retirement Program, will not be eligible to receive new restricted stock awards or to vest in prior restricted stock awards once the executive's Salary Continuation status has commenced. However, such executives will retain previously granted restricted shares that have vested as a result of achieving performance objectives in a fiscal year completed prior to the commencement of an employee's Salary Continuation status.

ORGANIZATION & COMPENSATION COMMITTEE POLICY WITH REGARD TO DEDUCTIBILITY OF EXECUTIVE COMPENSATION

  Section 162(m) of the Internal Revenue Code imposes limits on the deductibility of certain compensation in excess of $1 million paid to the Chief Executive Officer and other named executive officers of public companies.

  Management and the Committee have reviewed the regulations and feel that the current compensation program and policies are appropriate.

  In those years when performance is exceptional, it is possible for one or more officers to surpass the $1 million threshold under the executive officer compensation program. At this time the Committee believes that accommodating the IRS regulations will not produce material benefits or increases in shareholder value. However, the Committee intends to review this issue regularly and may change its position in future years.

PERFORMANCE IN 2001

  Although substantial progress was made during the year by Mr. Wolfe and his staff in the key result areas, the annual growth in Earnings Per Share target was not met. Because payment of any annual incentive bonus for FY2001 was keyed to achieving a growth of at least ten percent in Earnings Per Share, the Committee has determined that Mr. Wolfe and the GenCorp Headquarters Staff will receive no annual bonus for FY2001. Mr. Martin and the bonus eligible executives of the Aerojet business unit will be paid an annual incentive bonus for FY2001 based on the Earnings Before Interest and Taxes (EBIT) that Aerojet achieved. Mr. Martin was awarded a fiscal year 2001 bonus of $275,000 pursuant to the Company's Executive Incentive Compensation Plan. The other business units failed to meet their FY2001 EBIT thresholds and their executives will be paid no annual incentive FY2001 bonuses. Likewise, because annual growth in Earnings Per Share for FY2001 did not meet the ten percent threshold, all restricted stock grants allocated to FY2001 were forfeited by Mr. Wolfe and his staff. Pursuant to the plan, these forfeited shares (a total of 49,550) have been returned to the 1999 Equity and Performance Incentive Plan.

FY2002 COMPENSATION PLAN

  The Committee has determined that the FY2002 Compensation Plan will consist of the same four basic elements as in place during FY2001 -- base pay, an annual incentive bonus, stock options and a restricted stock award. Selected base salaries for FY2002 will be adjusted to reflect competitive trends and to recognize individual executive performance and strengths.

  The Committee has decided to continue the long term incentive portion of the compensation plan utilizing grants of stock options to purchase Common Stock of the Company awarded under the GenCorp 1999 Equity and Performance Incentive Plan. The FY2002 grants of stock options were made under the same philosophies and terms and conditions that have been in effect since FY2000. As of the date of this report, no FY2002 grants of restricted stock have been made, pending further study by the Committee. The Committee presently believes the final plan for the GenCorp Headquarters' portion of the FY2002 Executive Incentive Compensation Plan will consist of a combination of incentives to be earned based on achieving: (i) specified targets for annual growth in GenCorp earnings; (ii) defined cash flow targets; and, (iii) written performance objectives tailored to the individual plan participants. The FY2002 bonuses for the Company's business units will remain keyed to achievement of business unit EBIT, with an additional factor related to meeting specified business unit cash flow targets. The Committee intends to finalize both of these outstanding items in the FY2002 Compensation Plan at a special meeting of the Committee to be held in March.

  By: The Organization & Compensation
       Committee of the Board of Directors:

  William K. Hall, Chairman
  J. Robert Anderson
  Irving Gutin
  Dr. Sheila E. Widnall

  February 27, 2002

CEO COMPENSATION

  At its February 27, 2002 meeting, the Board, upon recommendation of the Organization & Compensation Committee, did not authorize payment of any year end bonus to Mr. Wolfe under the Executive Incentive Compensation Plan described on page 21 because annual growth in Earnings Per Share of at least ten percent was not achieved. No additional restricted shares or options to purchase common stock were granted at the February 27, 2002 meeting, and a decision on any such grants and any salary adjustment for Mr. Wolfe was deferred to a later meeting.

  The foregoing recommendations were approved by all non-employee GenCorp Directors constituting the Board on February 27, 2002:

  J. Robert Anderson     William K. Hall
  J. Gary Cooper         James M. Osterhoff
  James J. Didion        Steven G. Rothmeier
  Irving Gutin           Dr. Sheila E.
                         Widnall

                               PERFORMANCE GRAPH

     The following graph compares the cumulative total shareholder return, assuming reinvestment of dividends, of the Company's Common Stock with the cumulative total return, assuming reinvestment of dividends, of the Standard & Poor's Manufacturing (Diversified) Index and the Standard & Poor's 500 Composite Stock Price Index.

                     COMPARISON OF CUMULATIVE TOTAL RETURN
    AMONG GENCORP, S&P 500 INDEX, AND S&P MANUFACTURING (DIVERSIFIED) INDEX [PERFORMANCE GRAPH]


                                                            YEARS ENDING NOVEMBER 30
                                             ------------------------------------------------------
               COMPANY/INDEX                 1996    1997      1998      1999      2000      2001
               -------------                 ----    ----      ----      ----      ----      ----
GENCORP                                      $100   $139.16   $140.01   $117.79   $ 87.38   $132.54
S&P 500                                      $100   $128.51   $158.92   $192.13   $184.02   $161.53
S&P MANUFACTURING (DIVERSIFIED)              $100   $117.91   $132.98   $159.16   $185.33   $189.25

The returns for November 1999, 2000 and 2001 have been adjusted to account for the spin-off of OMNOVA Solutions Inc. in October 1999.

SOURCE: STANDARD & POOR'S INSTITUTIONAL MARKET SERVICES

                         REPORT OF THE AUDIT COMMITTEE

  The Audit Committee oversees the Company's financial reporting process on behalf of the board of directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

  The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has discussed with the independent auditors matters required to be discussed by SAS 61 and the auditors' independence from management and the Company, including the written disclosures and letter received from the independent auditors as required by the Independence Standards Board Standard No. 1.

  The Committee discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting. The Committee held four meetings during fiscal 2001.

  In addition to these reviews and discussions, in January and February 2002 the Audit Committee directed a review by the Company and outside legal and accounting advisors into certain accounting issues discovered at two of the Company's GDX Automotive plants as well as a more comprehensive review of accounting practices and internal control processes throughout the Company. Throughout the inquiry, the Audit Committee met regularly with its outside legal and accounting advisors and members of management to discuss the status of, and significant issues arising from the inquiry. In reliance on this review process and the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended November 30, 2001 for filing with the Securities and Exchange Commission. The Committee and the Board have also recommended, subject to shareholder ratification, the selection of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending November 30, 2002.

  At its February 27, 2002 meeting, the Committee reviewed and reaffirmed its approval of the Audit Committee Charter. The full text of the Audit Committee Charter is attached to this Proxy Statement as Appendix A.

James M. Osterhoff, Audit Committee Chair
J. Gary Cooper, Committee Member
William K. Hall, Committee Member
Steven G. Rothmeier, Committee Member

March 5, 2002

                      APPOINTMENT OF INDEPENDENT AUDITORS

  During fiscal year 2001, Ernst & Young LLP provided various audit, audit related and non-audit services to the Company as follows:

  a) Audit Fees: Aggregate fees billed for professional services rendered for the audit of the Company's fiscal year 2001 annual consolidated financial statements, review of consolidated financial statements in the Company's Form 10Q, statutory audits of foreign subsidiaries, and stand-alone audits of certain other subsidiaries primarily benefiting the sign-off in the consolidated financial statements, $1,243,000,

  b) Audit Related Fees: Aggregate fees billed for professional services rendered during fiscal year 2001 related to subsidiary stand-alone audits not necessary for sign-off on the consolidated financial statements, audits of employee benefit plans, and consultations on accounting standards and transactions, $1,089,000,

  c) Financial Information Systems Design and Implementation Fees: $0,

  d) All Other Fees: Principally income tax consulting, income tax compliance services and real estate advisory services, $290,000.

  The Audit Committee of the Board has considered whether provision of the services described in sections (b), (c) and (d) above is compatible with maintaining the independent accountant's independence and has determined that such services have not adversely affected Ernst & Young LLP's independence.

  Upon recommendation of the Audit Committee, and subject to ratification by the shareholders at the March 27, 2002 Annual Meeting, the Board of Directors has appointed Ernst & Young LLP as independent auditors to examine the consolidated financial statements of the Company for the fiscal year ending November 30, 2002.

  If the Board's appointment is not ratified, or if Ernst & Young LLP declines to act or becomes incapable of action, or if their appointment is discontinued, the Board will appoint other independent auditors whose continued appointment after the next Annual Meeting of Shareholders shall be subject to ratification by the shareholders.

  Ernst & Young representatives are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire, and it is expected that they will respond to appropriate questions raised at the meeting.

  The persons named in the accompanying form of proxy intend to vote such proxies to ratify the appointment of Ernst & Young LLP unless a contrary choice is indicated.

  The Board of Directors recommends a vote FOR ratification of the appointment of independent auditors.

                                 OTHER BUSINESS

  The Company did not receive notice by December 30, 2001 that any shareholder intended to present a proposal at the meeting. Therefore, if any other matters do properly come before the meeting, it is the intention of the persons named in the accompanying form of proxy pursuant to discretionary authority conferred thereby, to vote the proxy in accordance with their best judgment on such matters.

                              GENERAL INFORMATION

SUBMISSION OF SHAREHOLDER PROPOSALS

  Shareholders who intend to have their proposals considered for inclusion in the Company's proxy materials related to the 2003 annual shareholders meeting must submit their proposals to the Company no later than October 16, 2002. GenCorp's Corporate Governance and Environmental/Government Issues Committee will consider shareholder suggestions for nominees for election to the Company's Board if such suggestions are in writing and are accompanied by the written consent of each such nominee. To be considered for nomination for election at an annual meeting, such suggestions must be mailed to the Corporate Governance and Environmental/Government Issues Committee, GenCorp Inc., P.O. Box 537012, Sacramento, CA 95853-7012, Attention: Secretary, and must be received by the Secretary of GenCorp no later than the December 1 immediately preceding the date of the annual meeting at which the nominee is to be considered for election. Shareholders who intend to present a proposal at the Year 2003 annual meeting without inclusion of that proposal in the Company's proxy materials are required to provide notice of their proposal to the Company no later than December 30, 2002. The Company's proxy for the next annual meeting will grant authority to the persons named to exercise their voting discretion with respect to any such proposal of which the Company does not receive notice by December 30, 2002. All proposals for inclusion in the Company's proxy materials, notices of proposals and suggestions for nominees for election to the Company's Board should be sent to GenCorp Inc., Attention: Secretary, P.O. Box 537012, Sacramento, CA 95853-7012.

SOLICITATION EXPENSE

  The Company will bear the cost of solicitation of proxies. In addition to the use of the mails, the Company may solicit proxies by personal interview and telephone. The Company will reimburse brokers and other persons holding shares for others for their reasonable expenses in sending soliciting material to their principals. The Company has also made arrangements with Georgeson & Company Inc., New York, NY, to assist in the solicitation of proxies for a fee of $8,500 plus reimbursement of normal expenses.

  IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND IN PERSON ARE URGED TO VOTE EITHER (A) BY USING THE TOLL-FREE TELEPHONE NUMBER SHOWN ON YOUR PROXY CARD, (B) BY CASTING YOUR VOTE ELECTRONICALLY AT THE WEBSITE LISTED ON YOUR PROXY CARD, OR (C) BY SIGNING, DATING AND RETURNING THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                            By Order of the Board of Directors,

                                            WILLIAM R. PHILLIPS, Secretary
March 8, 2002

                                                                      APPENDIX A

                            AUDIT COMMITTEE CHARTER

     The Audit Committee of GenCorp, Inc. shall consist of three or more nonemployee directors who are independent of management, are free from any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment as a Committee member, and that otherwise satisfy the independence requirements of the NYSE.

     Each member of the Committee must be financially literate or must become financially literate within a reasonable period of time after appointment to the Committee. The Board will determine, in its business judgment, whether a director meets the financial literacy requirement.

     At least one member of the Committee must have accounting or related financial management expertise, as determined by the Board in its business judgment.

     The Committee shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the Company in accordance with the following delegated duties and functions, to:

     a. Recommend to the Board of Directors the firm of independent public accountants ("Auditors") who shall be ultimately accountable to the Committee and the Board of Directors, after considering the firm's independence, performance, quality of work, and cost, for appointment (or reappointment) as Auditors of the Company. The Committee and the Board of Directors have the ultimate authority and responsibility to select, evaluate, and where appropriate, replace the Auditors. Alternatively, the Committee and the Board may nominate the Auditors to be proposed for shareholder approval in any proxy statement;

     b. Review and evaluate the scope of the audits to be performed and the nature and scope of non-audit-related services provided by the Auditors, and approve the fees therefor;

     c. On an annual basis obtain from the Auditors a written communication delineating all their relationships and professional services as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. In addition, review with the Auditors the nature and scope of any disclosed relationships or professional services that may impact the objectivity and independence of the Auditors and take, or recommend that the Board of Directors take, appropriate action to assure continuing independence of the Auditors;

     d. Review and evaluate the Company's system of internal controls, and recommend to management changes or improvements therein;

     e. Review and evaluate the scope and appropriateness of the Company's internal audit function, including its independence, staffing and performance, and recommend to management changes or improvements therein;

     f. Review and evaluate the appropriateness of the internal audit plans for the forthcoming year, including risk assessments and scope of coverage;

     g. Review the financial statements contained in the annual report to shareholders with management and the Auditors to determine that the Auditors are in agreement with the disclosure and content of the financial statements to be presented to the shareholders.

        Review with management and the Auditors the results of their timely analysis of significant financial reporting issues and practices, including changes in, or adoptions of, accounting principles and disclosure practices, and discuss any matters brought to the Audit Committee's attention by the Auditors. Also review with management and the Auditors their judgments about the quality, not just acceptability, of accounting principles; the clarity of the financial disclosure practices used or proposed to be used; the degree of aggressiveness or conservatism of the organization's accounting principles and underlying estimates; and other significant decisions made in preparing the financial statements;

      h. Meet separately with the Auditors and the internal auditor without members of management present;

      i. Review and evaluate significant audit findings, including significant suggestions for improvements in systems and internal controls from the internal auditor and the Auditors;

      j. Review legal and regulatory matters that may have a material effect on the Company's financial statements or related compliance policies;

      k. Obtain the Board of Directors' approval of this Charter and review it annually; and

      l. Routinely communicate the results of all reviews and meetings with the full Board of Directors;

     The Chairman shall have the authority to call meetings as needed. In addition, the Committee shall have the authority to engage such outside legal, accounting, and other advisors as it shall deem necessary or appropriate.

     While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the Auditors.

[GENCORP LOGO]            VOTE BY TELEPHONE OR INTERNET
                          24 HOURS A DAY, 7 DAYS A WEEK

                                    TELEPHONE
                                 1-888-216-1318

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter your control number, located in the box below, and then follow the simple directions. Your telephone or internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned the proxy card.

                                       OR

                                    INTERNET
                        https://www.proxyvotenow.com/gen

Use the Internet to vote your proxy. Have your proxy card in hand when you access the website. You will be prompted to enter your control number, located in the box below, to create an electronic ballot.

                                       OR

                                      MAIL


Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided.


Your telephone or internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned the proxy card. IF YOU HAVE SUBMITTED YOUR PROXY BY TELEPHONE OR THE INTERNET THERE IS NO NEED FOR YOU TO MAIL BACK YOUR PROXY.




                                                         CONTROL NUMBER FOR
                                                    TELEPHONE OR INTERNET VOTING


1-888-216-1318
CALL TOLL-FREE TO VOTE


     DETACH PROXY CARD HERE IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET




[ ] PLEASE RETURN THIS CARD                 [X]
    PROMPTLY USING THE            Votes must be indicated
    ACCOMPANYING ENVELOPE         (x) in Black or Blue ink.

            PROXY SOLICITED BY THE BOARD OF DIRECTORS OF GENCORP INC.
   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2 PROPOSED BY THE
                                    COMPANY:

1. ELECTION OF DIRECTORS

    FOR                      WITHHOLD
    ALL     [ ]              FOR ALL    [ ]               EXCEPTIONS   [ ]

Nominees: 01 - James J. Didion, 02 - William K. Hall, 03 - Sheila E. Widnall

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "EXCEPTIONS" BOX AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)

Exceptions(*)____________________________________

2. To ratify the Board of Director's selection of Ernst & Young LLP as the
   independent auditors of the Company.    FOR     AGAINST   ABSTAIN
                                           [ ]      [ ]        [ ]

3. Upon matters incident to the conduct of the meeting and such other business as may properly come before the meeting or any adjournments thereof.

                                    Please sign exactly as name appears at left.
                                    Your shares may not be voted by the Trustee unless you sign and return this card so that it will reach the Trustee not later than March 25, 2002.

                                    Date      Share Owner sign here

                                    ______    __________________________________

[GENCORP LOGO]


                                                                   March 1, 2002
Dear Shareholder:

         The Annual Meeting of Shareholders of GenCorp Inc. will be held at the Hyatt Regency Sacramento, 1209 L Street, Sacramento, California 95814 on March 27, 2002 at 9:00 o'clock a.m. local time. At the meeting, shareholders will elect three directors, act on a proposal to ratify the appointment of the independent auditors of the Company for the fiscal year ending November 30, 2002, and transact such other business as may properly come before the meeting.

         It is important that your shares be represented at the meeting. Whether or not you plan on attending the meeting, please review the enclosed proxy materials and vote by telephone, the internet or by completing the proxy form attached below and mailing the proxy form in the envelope provided.

Robert A. Wolfe,
Chairman and Chief Executive Officer

                PLEASE VOTE BY TELEPHONE OR INTERNET AS EXPLAINED
                               ON THE REVERSE SIDE
                                       OR
          DETACH AND MARK THE PROXY, SIGN IT BELOW AND RETURN IT IN THE
                 POSTAGE PAID ENVELOPE ENCLOSED IN THIS PACKAGE.

      DETACH PROXY FORM HERE IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET

                        CONFIDENTIAL VOTING INSTRUCTIONS
TO: FIDELITY MANAGEMENT TRUST COMPANY,TRUSTEE FOR THE AEROJET FINE CHEMICALS LLC
                             RETIREMENT SAVINGS PLAN

         I hereby authorize the Trustee to vote (or cause to be voted) all shares of Common Stock of GenCorp Inc. which may be allocated to my account in the GenCorp Stock Fund of the Aerojet Fine Chemicals LLC Retirement Savings Plan at the Annual Meeting of Shareholders to be held at the Hyatt Regency Sacramento, 1209 L Street, Sacramento, California 95814 on March 27, 2002, and at any adjournments thereof, and direct the Trustee to vote as instructed below and in accordance with its judgment on matters incident to the conduct of the meeting and any matters of other business referred to in Item 3:

  (THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY)

         THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE PLAN PARTICIPANT. IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED FOR ALL NOMINEES IN ITEM 1, FOR ITEM 2 AND IN ACCORDANCE WITH THE TRUSTEE'S SOLE JUDGMENT ON MATTERS INCIDENT TO THE CONDUCT OF THE MEETING AND ANY MATTERS OF OTHER BUSINESS REFERRED TO IN ITEM 3. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2.

                                                       GENCORP INC.
I PLAN TO ATTEND MEETING                        [ ]    P.O. BOX 11112
                                                       NEW YORK, N.Y. 10203-0112

To change your address, please mark this box.   [ ]

                   (CONTINUED AND TO BE SIGNED ON OTHER SIDE.)
                  PLEASE EXECUTE AND RETURN YOUR PROXY PROMPTLY

                             DETACH PROXY CARD HERE

[ ]  PLEASE RETURN THIS CARD           [X]
     PROMPTLY USING THE           VOTES MUST BE INDICATED
     ACCOMPANYING ENVELOPE        (X) IN BLACK OR BLUE INK.

            PROXY SOLICITED BY THE BOARD OF DIRECTORS OF GENCORP INC.
   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2 PROPOSED BY THE
                                    COMPANY:

1. ELECTION OF DIRECTORS

    FOR                     WITHHOLD
    ALL     [ ]             FOR ALL       [ ]            EXCEPTIONS     [ ]

Nominees: 01 - James J. Didion, 02 - William K. Hall, 03 - Sheila E. Widnall

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "EXCEPTIONS" BOX AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)

Exceptions(*) ________________________________________

2. To ratify the Board of Directors' selection of Ernst & Young LLP as the
   independent auditors of the Company.         FOR     AGAINST   ABSTAIN
                                                [ ]       [ ]       [ ]

3. Upon matters incident to the conduct of the meeting and such other business as may properly come before the meeting or any adjournments thereof.

                                    Please sign exactly as name appears at left.
                                    Your shares may not be voted by the Trustee unless you sign and return this card so that it will reach the Trustee not later than March 25, 2002.

                              Date      Share Owner sign here

                              ______    ________________________________________

[GENCORP LOGO]

                                                                   March 1, 2002

Dear Shareholder:

         The Annual Meeting of Shareholders of GenCorp Inc. will be held at the Hyatt Regency Sacramento, 1209 L Street, Sacramento, California 95814 on March 27, 2002 at 9:00 o'clock a.m. local time. At the meeting, shareholders will elect three directors, act on a proposal to ratify the appointment of the independent auditors of the Company for the fiscal year ending November 30, 2002, and transact such other business as may properly come before the meeting.

         It is important that your shares be represented at the meeting. Whether or not you plan on attending the meeting, please review the enclosed proxy materials and vote by completing the proxy form attached below and mailing the proxy form in the envelope provided.

Robert A. Wolfe,
Chairman and Chief Executive Officer



                        CONFIDENTIAL VOTING INSTRUCTIONS
 TO: CANADIAN WESTERN TRUST COMPANY, TRUSTEE FOR THE GENCORP CANADA INC. SAVINGS
                                      PLAN

         I hereby authorize the Trustee to vote (or cause to be voted) all shares of Common Stock of GenCorp Inc. which may be allocated to my account in the GenCorp Stock Fund of the GenCorp Canada Inc. Savings Plan at the Annual Meeting of Shareholders to be held at the Hyatt Regency Sacramento, 1209 L Street, Sacramento, California 95814 on March 27, 2002, and at any adjournments thereof, and direct the Trustee to vote as instructed below and in accordance with its judgment on matters incident to the conduct of the meeting and any matters of other business referred to in Item 3:

  (THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF GENCORP, INC.)

         THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE PLAN PARTICIPANT. IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED FOR ALL NOMINEES IN ITEM 1, FOR ITEM 2 AND IN ACCORDANCE WITH THE TRUSTEE'S SOLE JUDGMENT ON MATTERS INCIDENT TO THE CONDUCT OF THE MEETING AND ANY MATTERS OF OTHER BUSINESS REFERRED TO IN ITEM 3. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2.

                                                       GENCORP INC.
I PLAN TO ATTEND MEETING                         [ ]   P.O. BOX 11230
                                                       NEW YORK, N.Y. 10203-0230

To change your address, please mark this box.    [ ]

                   (CONTINUED AND TO BE SIGNED ON OTHER SIDE.)
                  PLEASE EXECUTE AND RETURN YOUR PROXY PROMPTLY

[GENCORP LOGO]
                          VOTE BY TELEPHONE OR INTERNET
                          24 HOURS A DAY, 7 DAYS A WEEK

                                    TELEPHONE
                                 1-888-216-1318

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter your control number, located in the box below, and then follow the simple directions. Your telephone or internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned the proxy card.

                                       OR

                                    INTERNET
                        https://www.proxyvotenow.com/gen

Use the Internet to vote your proxy. Have your proxy card in hand when you access the website. You will be prompted to enter your control number, located in the box below, to create an electronic ballot.

                                       OR

                                      MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided.


Your telephone or internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned the proxy card. IF
YOU HAVE SUBMITTED YOUR PROXY BY TELEPHONE OR THE INTERNET THERE IS NO NEED FOR YOU TO MAIL BACK YOUR PROXY.




                                                         CONTROL NUMBER FOR
                                                    TELEPHONE OR INTERNET VOTING


1-888-216-1318
CALL TOLL-FREE TO VOTE


     DETACH PROXY CARD HERE IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET





[ ]   PLEASE RETURN THIS CARD               [X]
      PROMPTLY USING THE          VOTES MUST BE INDICATED
      ACCOMPANYING ENVELOPE       (X) IN BLACK OR BLUE INK.


            PROXY SOLICITED BY THE BOARD OF DIRECTORS OF GENCORP INC.
   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2 PROPOSED BY THE
                                    COMPANY:

1. ELECTION OF DIRECTORS

    FOR                     WITHHOLD
    ALL      [ ]            FOR ALL        [ ]           EXCEPTIONS    [ ]

Nominees: 01 - James J. Didion, 02 - William K. Hall, 03 - Sheila E. Widnall

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "EXCEPTIONS" BOX AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)

Exceptions(*)_________________________________________

2. To ratify the Board of Directors' selection of Ernst &Young LLP as the
   independent auditors of the Company.         FOR     AGAINST   ABSTAIN
                                                [ ]       [ ]       [ ]

3. Upon matters incident to the conduct of the meeting and such other business as may properly come before the meeting or any adjournments thereof.

                  NOTE: Please sign as your name appears hereon. If shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation, please sign in full corporate name by authorized officer. If a partnership, please sign in full partnership name by authorized person.

                  Date      Share Owner sign here       Co-Owner sign here
                  ______    __________________________  ________________________

[GENCORP LOGO]


                                                                   March 1, 2002

Dear Shareholder:

         The Annual Meeting of Shareholders of GenCorp Inc. will be held at the Hyatt Regency Sacramento, 1209 L Street, Sacramento, California 95814 on March 27, 2002 at 9:00 o'clock a.m. local time. At the meeting, shareholders will elect three directors, act on a proposal to ratify the appointment of the independent auditors of the Company for the fiscal year ending November 30, 2002, and transact such other business as may properly come before the meeting.

         It is important that your shares be represented at the meeting. Whether or not you plan on attending the meeting, please review the enclosed proxy materials and vote by telephone, the internet or by completing the proxy form attached below and mailing the proxy form in the envelope provided.

Robert A. Wolfe,
Chairman and Chief Executive Officer

                PLEASE VOTE BY TELEPHONE OR INTERNET AS EXPLAINED
                               ON THE REVERSE SIDE
                                       OR
          DETACH AND MARK THE PROXY, SIGN IT BELOW AND RETURN IT IN THE
                 POSTAGE PAID ENVELOPE ENCLOSED IN THIS PACKAGE.

      DETACH PROXY FORM HERE IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET

--------------------------------------------------------------------------------

                                  GENCORP INC.
                      P.O. BOX 537012 - SACRAMENTO, CA95853

                        PROXY FOR HOLDERS OF COMMON STOCK
                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints WILLIAM R. PHILLIPS, YASMIN R. SEYAL, and ROBERT C. ANDERSON, and each of them, his or her proxy, with power of substitution, to vote all shares of Common Stock of GenCorp Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at the Hyatt Regency Sacramento, 1209 L Street, Sacramento, California 95814 on March 27, 2002, and at any adjournments thereof, and appoints the proxyholders to vote as directed below and in accordance with their sole judgment on matters incident to the conduct of the meeting and any matters of other business referred to in Item 3:

         THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER. IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED FOR ALL NOMINEES IN ITEM 1, FOR ITEM 2 AND IN ACCORDANCE WITH THE PROXY HOLDERS' SOLE JUDGMENT ON MATTERS INCIDENT TO THE CONDUCT OF THE MEETING AND ANY MATTERS OF OTHER BUSINESS REFERRED TO IN ITEM 3. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2.

                                                       GENCORP INC.
I PLAN TO ATTEND MEETING                       [ ]     P.O. BOX 11107
                                                       NEW YORK, N.Y. 10203-0107

To change your address, please mark this box.  [ ]

                   (CONTINUED AND TO BE SIGNED ON OTHER SIDE.)
                  PLEASE EXECUTE AND RETURN YOUR PROXY PROMPTLY

[GENCORP LOGO]
                         VOTE BY TELEPHONE OR INTERNET
                         24 HOURS A DAY, 7 DAYS A WEEK

                                    TELEPHONE
                                 1-888-216-1318

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter your control number, located in the box below, and then follow the simple directions. Your telephone or internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned the proxy card.

                                       OR

                                    INTERNET
                        https://www.proxyvotenow.com/gen

Use the Internet to vote your proxy. Have your proxy card in hand when you access the website. You will be prompted to enter your control number, located in the box below, to create an electronic ballot.

                                       OR

                                      MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided.




Your telephone or internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned the proxy card. IF
YOU HAVE SUBMITTED YOUR PROXY BY TELEPHONE OR THE INTERNET THERE IS NO NEED FOR YOU TO MAIL BACK YOUR PROXY.




                                                        CONTROL NUMBER FOR
                                                    TELEPHONE OR INTERNET VOTING


1-888-216-1318
CALL TOLL-FREE TO VOTE


     DETACH PROXY CARD HERE IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET

--------------------------------------------------------------------------------

[ ] PLEASE RETURN THIS CARD                     [X]
    PROMPTLY USING THE                 VOTES MUST BE INDICATED
    ACCOMPANYING ENVELOPE             (X) IN BLACK OR BLUE INK.

            PROXY SOLICITED BY THE BOARD OF DIRECTORS OF GENCORP INC.
   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2 PROPOSED BY THE
                                    COMPANY:

1. ELECTION OF DIRECTORS

    FOR                     WITHHOLD
    ALL        [ ]          FOR ALL        [ ]           EXCEPTIONS     [ ]

Nominees: 01 - James J. Didion, 02 - William K. Hall, 03 - Sheila E. Widnall

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "EXCEPTIONS" BOX AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)

Exceptions(*)_______________________________

2. To ratify the Board of Directors' selection of Ernst & Young LLP as the
   independent auditors of the Company.                FOR     AGAINST   ABSTAIN
                                                       [ ]       [ ]       [ ]

3. Upon matters incident to the conduct of the meeting and such other business as may properly come before the meeting or any adjournments thereof.

                           Please sign exactly as name appears at left. Your shares may not be voted by the Trustee unless you sign and return this card so that it will reach the Trustee not later than March 25, 2002.

                      Date      Share Owner sign here
                    ________    ________________________________________________

[GENCORP LOGO]


                                                                   March 1, 2002
Dear Shareholder:

         The Annual Meeting of Shareholders of GenCorp Inc. will be held at the Hyatt Regency Sacramento, 1209 L Street, Sacramento, California 95814 on March 27, 2002 at 9:00 o'clock a.m. local time. At the meeting, shareholders will elect three directors, act on a proposal to ratify the appointment of the independent auditors of the Company for the fiscal year ending November 30, 2002, and transact such other business as may properly come before the meeting.

         It is important that your shares be represented at the meeting. Whether or not you plan on attending the meeting, please review the enclosed proxy materials and vote by telephone, the internet or by completing the proxy form attached below and mailing the proxy form in the envelope provided.

Robert A. Wolfe,
Chairman and Chief Executive Officer

                PLEASE VOTE BY TELEPHONE OR INTERNET AS EXPLAINED
                               ON THE REVERSE SIDE
                                       OR
          DETACH AND MARK THE PROXY, SIGN IT BELOW AND RETURN IT IN THE
                 POSTAGE PAID ENVELOPE ENCLOSED IN THIS PACKAGE.

      DETACH PROXY FORM HERE IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET

                        CONFIDENTIAL VOTING INSTRUCTIONS

    TO: FIDELITY MANAGEMENT TRUST COMPANY, TRUSTEE FOR THE GENCORP RETIREMENT
                                  SAVINGS PLAN

         I hereby authorize the Trustee to vote (or cause to be voted) all shares of Common Stock of GenCorp Inc. which may be allocated to my account in the GenCorp Stock Fund of the GenCorp Retirement Savings Plan at the Annual Meeting of Shareholders to be held at the Hyatt Regency Sacramento, 1209 L Street, Sacramento, California 95814 on March 27, 2002, and at any adjournments thereof, and direct the Trustee to vote as instructed below and in accordance with its judgment on matters incident to the conduct of the meeting and any matters of other business referred to in Item 3:

  (THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY)

         THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE PLAN PARTICIPANT. IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED FOR ALL NOMINEES IN ITEM 1, FOR ITEM 2 AND IN ACCORDANCE WITH THE TRUSTEE'S SOLE JUDGMENT ON MATTERS INCIDENT TO THE CONDUCT OF THE MEETING AND ANY MATTERS OF OTHER BUSINESS REFERRED TO IN ITEM 3. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2.

                                                       GENCORP INC.
I PLAN TO ATTEND MEETING                        [ ]    P.O. BOX 11106
                                                       NEW YORK, N.Y. 10203-0106

To change your address, please mark this box.   [ ]

                   (CONTINUED AND TO BE SIGNED ON OTHER SIDE.)
                  PLEASE EXECUTE AND RETURN YOUR PROXY PROMPTLY

[GENCORP LOGO]

                         VOTE BY TELEPHONE OR INTERNET
                         24 HOURS A DAY, 7 DAYS A WEEK

                                    TELEPHONE
                                 1-888-216-1318

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter your control number, located in the box below, and then follow the simple directions. Your telephone or internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned the proxy card.

                                       OR

                                    INTERNET
                        https://www.proxyvotenow.com/gen

Use the Internet to vote your proxy. Have your proxy card in hand when you access the website. You will be prompted to enter your control number, located in the box below, to create an electronic ballot.

                                       OR

                                      MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided.



Your telephone or internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned the proxy card. IF YOU SUBMITTED YOUR PROXY BY TELEPHONE OR THE INTERNET THERE IS NO NEED FOR YOU TO MAIL BACK YOUR PROXY.


                                                         CONTROL NUMBER FOR
                                                    TELEPHONE OR INTERNET VOTING

1-888-216-1318
CALL TOLL-FREE TO VOTE


     DETACH PROXY CARD HERE IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET
--------------------------------------------------------------------------------



[ ]  PLEASE RETURN THIS CARD                        [X]
     PROMPTLY USING THE                  VOTES MUST BE INDICATED
     ACCOMPANYING ENVELOPE              (X) IN BLACK OR BLUE INK.

            PROXY SOLICITED BY THE BOARD OF DIRECTORS OF GENCORP INC.
   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2 PROPOSED BY THE
                                    COMPANY:

1. ELECTION OF DIRECTORS

    FOR                     WITHHOLD
    ALL       [ ]           FOR ALL          [ ]         EXCEPTIONS     [ ]

Nominees: 01 - James J. Didion, 02 - William K. Hall, 03 - Sheila E. Widnall

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "EXCEPTIONS" BOX AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)

Exceptions(*) _____________________________________

2. To ratify the Board of Directors' selection of Ernst & Young LLP as the
   independent auditors of the Company.           FOR     AGAINST   ABSTAIN
                                                  [ ]       [ ]       [ ]

3. Upon matters incident to the conduct of the meeting and such other business as may properly come before the meeting or any adjournments thereof.

                           Please sign exactly as name appears at left. Your shares may not be voted by the Trustee unless you sign and return this card so that it will reach the Trustee not later than March 25, 2002.

                   Date      Share Owner sign here

                ________     ________________________________________

[GENCORP LOGO]


                                                                   March 1, 2002
Dear Shareholder:

         The Annual Meeting of Shareholders of GenCorp Inc. will be held at the Hyatt Regency Sacramento, 1209 L Street, Sacramento, California 95814 on March 27, 2002 at 9:00 o'clock a.m. local time. At the meeting, shareholders will elect three directors, act on a proposal to ratify the appointment of the independent auditors of the Company for the fiscal year ending November 30, 2002, and transact such other business as may properly come before the meeting.

         It is important that your shares be represented at the meeting. Whether or not you plan on attending the meeting, please review the enclosed proxy materials and vote by telephone, the internet or by completing the proxy form attached below and mailing the proxy form in the envelope provided.

Robert A. Wolfe,
Chairman and Chief Executive Officer

                PLEASE VOTE BY TELEPHONE OR INTERNET AS EXPLAINED
                               ON THE REVERSE SIDE
                                       OR
         DETACH AND MARK THE PROXY, SIGN IT BELOW AND RETURN IT IN THE
                 POSTAGE PAID ENVELOPE ENCLOSED IN THIS PACKAGE.

      DETACH PROXY FORM HERE IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET


                        CONFIDENTIAL VOTING INSTRUCTIONS

To: National City Bank, Trustee For The OMNOVA Solutions Retirement Savings Plan

         I hereby authorize the Trustee to vote (or cause to be voted) all shares of Common Stock of GenCorp Inc. which may be allocated to my account in the Gencorp Stock Fund of the OMNOVA Solutions Retirement Savings Plan at the Annual Meeting of Shareholders to be held at the Hyatt Regency Sacramento, 1209 L Street, Sacramento, California 95814 on March 27, 2002, and at any adjournments thereof, and direct the Trustee to vote as instructed below and in accordance with its judgment on matters incident to the conduct of the meeting and any matters of other business referred to in Item 3:

  (THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY)

         THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE PLAN PARTICIPANT. IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED FOR ALL NOMINEES IN ITEM 1, FOR ITEM 2 AND IN ACCORDANCE WITH THE TRUSTEE'S SOLE JUDGMENT ON MATTERS INCIDENT TO THE CONDUCT OF THE MEETING AND ANY MATTERS OF OTHER BUSINESS REFERRED TO IN ITEM 3. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2.

                                                       GENCORP INC.
I PLAN TO ATTEND MEETING                         [ ]   P.O. BOX 11109
                                                       NEW YORK, N.Y. 10203-0109

To change your address, please mark this box.    [ ]

                   (CONTINUED AND TO BE SIGNED ON OTHER SIDE.)
                  PLEASE EXECUTE AND RETURN YOUR PROXY PROMPTLY